EXHIBIT 10.1

LOAN AGREEMENT

Dated as May 19, 2010

Between

INLAND DIVERSIFIED SHREVEPORT REGAL COURT, L.L.C.,
as Borrower

and

JPMORGAN CHASE BANK, N.A.,
as Lender

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TABLE OF CONTENTS

Page

ARTICLE I - DEFINITIONS; PRINCIPLES OF CONSTRUCTION.

1

Section 1.1

Definitions.

1

Section 1.2

Principles of Construction.

26

ARTICLE II - GENERAL TERMS

26

Section 2.1

Loan Commitment; Disbursement to Borrower.

26

2.1.1

Agreement to Lend and Borrow.

26

2.1.2

Single Disbursement to Borrower.

26

2.1.3

The Note, Mortgage and Loan Documents.

26

2.1.4

Use of Proceeds.

26

Section 2.2

Interest Rate.

26

2.2.1

Interest Rate.

26

2.2.2

Interest Calculation.

27

2.2.3

Default Rate.

27

2.2.4

Usury Savings.

27

Section 2.3

Loan Payment.

27

2.3.1

Monthly Debt Service Payments.

27

2.3.2

Payments Generally.

27

2.3.3

Payment on Maturity Date.

28

2.3.4

Late Payment Charge.

28

2.3.5

Method and Place of Payment.

28

Section 2.4

Prepayments.

28

2.4.1

Voluntary Prepayments.

28

2.4.2

Mandatory Prepayments.

29

2.4.3

Prepayments After Default.

29

Section 2.5

Intentionally omitted.

30

Section 2.6

Release of Property.

30

2.6.1

Release of Property.

30

Section 2.7

Lockbox Account/Cash Management.

30

2.7.1

Lockbox Account.

30

2.7.2

Cash Management Account.

31

2.7.3

Payments Received under the Cash Management Agreement.

32

ARTICLE III - CONDITIONS PRECEDENT

32

Section 3.1

Conditions Precedent to Closing.

32

ARTICLE IV - REPRESENTATIONS AND WARRANTIES

33

Section 4.1

Borrower Representations.

33

4.1.1

Organization.

33

4.1.2

Proceedings.

33

4.1.3

No Conflicts.

33

4.1.4

Litigation.

33

4.1.5

Agreements.

33

4.1.6

Title.

34

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4.1.7

Solvency.

34

4.1.8

Full and Accurate Disclosure.

35

4.1.9

No Plan Assets.

35

4.1.10

Compliance.

35

4.1.11

Financial Information.

35

4.1.12

Condemnation.

36

4.1.13

Federal Reserve Regulations.

36

4.1.14

Utilities and Public Access.

36

4.1.15

Not a Foreign Person.

36

4.1.16

Separate Lots.

36

4.1.17

Assessments.

36

4.1.18

Enforceability.

36

4.1.19

No Prior Assignment.

37

4.1.20

Insurance.

37

4.1.21

Use of Property.

37

4.1.22

Certificate of Occupancy; Licenses.

37

4.1.23

Flood Zone.

37

4.1.24

Physical Condition.

37

4.1.25

Boundaries.

38

4.1.26

Leases.

38

4.1.27

Survey.

38

4.1.28

Inventory.

38

4.1.29

Filing and Recording Taxes.

38

4.1.30

Special Purpose Entity/Separateness.

39

4.1.31

Management Agreement.

39

4.1.32

Illegal Activity.

39

4.1.33

No Change in Facts or Circumstances; Disclosure.

39

4.1.34

Investment Company Act.

40

4.1.35

Embargoed Person.

40

4.1.36

Principal Place of Business; State of Organization.

40

4.1.37

Environmental Representations and Warranties.

40

4.1.38

Cash Management.

41

Section 4.2

Survival of Representations.

42

ARTICLE V - BORROWER COVENANTS

42

Section 5.1

Affirmative Covenants.

42

5.1.1

Existence; Compliance with Legal Requirements.

42

5.1.2

Taxes and Other Charges.

43

5.1.3

Litigation.

44

5.1.4

Access to Property.

44

5.1.5

Notice of Default.

44

5.1.6

Cooperate in Legal Proceedings.

44

5.1.7

Perform Loan Documents.

44

5.1.8

Award and Insurance Benefits.

44

5.1.9

Further Assurances.

44

5.1.10

Principal Place of Business, State of Organization.

45

5.1.11

Financial Reporting.

45

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5.1.12

Business and Operations.

48

5.1.13

Title to the Property.

48

5.1.14

Costs of Enforcement.

48

5.1.15

Estoppel Statement.

48

5.1.16

Loan Proceeds.

49

5.1.17

Performance by Borrower.

49

5.1.18

Confirmation of Representations.

49

5.1.19

Environmental Covenants.

49

5.1.20

Leasing Matters.

51

5.1.21

Alterations.

52

5.1.22

Operation of Property.

53

5.1.23

Embargoed Person.

53

Section 5.2

Negative Covenants.

54

5.2.1

Operation of Property.

54

5.2.2

Liens.

54

5.2.3

Dissolution.

54

5.2.4

Change In Business.

54

5.2.5

Debt Cancellation.

55

5.2.6

Zoning.

55

5.2.7

No Joint Assessment.

55

5.2.8

Intentionally Omitted.

55

5.2.9

ERISA.

55

5.2.10

Transfers.

56

ARTICLE VI - INSURANCE; CASUALTY; CONDEMNATION;

60

Section 6.1

Insurance.

60

Section 6.2

Casualty.

64

Section 6.3

Condemnation.

64

Section 6.4

Restoration.

65

ARTICLE VII - RESERVE FUNDS

69

Section 7.1

Required Repairs.

69

7.1.1

Deposits.

69

7.1.2

Release of Required Repair Funds.

70

Section 7.2

Tax and Insurance Escrow Fund.

70

Section 7.3

Replacements and Replacement Reserve.

71

7.3.1

Replacement Reserve Fund.

71

7.3.2

Disbursements from Replacement Reserve Account.

72

7.3.3

Performance of Replacements.

73

7.3.4

Failure to Make Replacements.

75

7.3.5

Balance in the Replacement Reserve Account.

76

Section 7.4

Rollover Reserve.

76

7.4.1

Deposits to Rollover Reserve Fund.

76

7.4.2

Withdrawal of Rollover Reserve Funds.

76

Section 7.5

Excess Cash Flow Reserve Fund.

77

7.5.1

Deposits to Excess Cash Flow Reserve Fund.

77

7.5.2

Release of Excess Cash Flow Reserve Funds.

77

Section 7.6

Reserve Funds, Generally.

77

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ARTICLE VIII - DEFAULTS

78

Section 8.1

Event of Default.

78

Section 8.2

Remedies.

80

Section 8.3

Remedies Cumulative; Waivers.

82

ARTICLE IX - SPECIAL PROVISIONS

82

Section 9.1

Securitization.

82

9.1.1

Sale of Notes and Securitization.

82

9.1.2

Securitization Costs.

84

Section 9.2

Intentionally Omitted

84

Section 9.3

Exculpation.

84

Section 9.4

Matters Concerning Manager.

86

Section 9.5

Servicer.

87

ARTICLE X - MISCELLANEOUS

88

Section 10.1

Survival.

88

Section 10.2

Lender’s Discretion.

88

Section 10.3

Governing Law.

88

Section 10.4

Modification, Waiver in Writing.

89

Section 10.5

Delay Not a Waiver.

90

Section 10.6

Notices.

90

Section 10.7

Trial by Jury.

91

Section 10.8

Headings.

91

Section 10.9

Severability.

91

Section 10.10

Preferences.

91

Section 10.11

Waiver of Notice.

91

Section 10.12

Remedies of Borrower.

92

Section 10.13

Expenses; Indemnity.

92

Section 10.14

Schedules Incorporated.

93

Section 10.15

Offsets, Counterclaims and Defenses.

93

Section 10.16

No Joint Venture or Partnership; No Third Party .Beneficiaries.

94

Section 10.17

Publicity.

94

Section 10.18

Waiver of Marshalling of Assets.

94

Section 10.19

Waiver of Counterclaim.

94

Section 10.20

Conflict; Construction of Documents; Reliance.

94

Section 10.21

Brokers and Financial Advisors.

95

Section 10.22

Prior Agreements.

95

Section 10.23

Joint and Several Liability.

95

Section 10.24

Certain Additional Rights of Lender (VCOC).

95

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SCHEDULES

Schedule I

–

Alteration Conditions

Schedule II

–

Required Repairs - Deadlines for Completion

Schedule III

–

Organizational Chart of Borrower

Schedule IV

–

Form of Cash Management Agreement

Schedule V

–

Leasing Conditions

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LOAN AGREEMENT

THIS LOAN AGREEMENT, dated as of May 19, 2010 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), between JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and assigns, “Lender”) and INLAND DIVERSIFIED SHREVEPORT REGAL COURT, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois  60523  (“Borrower”).

W I T N E S S E T H:

WHEREAS, Borrower desires to obtain the Loan (as hereinafter defined) from Lender; and

WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (as hereinafter defined).

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

ARTICLE I - DEFINITIONS; PRINCIPLES OF CONSTRUCTION.

Section 1.1

Definitions.

 For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

“Accrual Period” shall mean the period commencing on and including the first (1st) day of each calendar month during the term of the Loan and ending on and including the final calendar date of such calendar month; however, the initial Accrual Period shall commence on and include the Closing Date and shall end on and include the final calendar date of the calendar month in which the Closing Date occurs.

“Additional Insolvency Opinion” shall mean any subsequent Insolvency Opinion.

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

“Affiliated Manager” shall mean any Manager in which Borrower, Principal, or Guarantor has, directly or indirectly, any legal, beneficial or economic interest.

“Agent” shall mean any Eligible Institution acting as Agent under the Cash Management Agreement.

“Alteration Conditions” shall have the meaning set forth on Schedule I hereof.

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“Annual Budget” shall mean the operating budget, including all planned Capital Expenditures, for the Property prepared by Borrower in accordance with Section 5.1.11(d) hereof for the applicable Fiscal Year or other period.

“Approved Annual Budget” shall have the meaning set forth in Section 5.1.11(d) hereof.

“Assignment of Management Agreement” shall mean that certain Assignment of Management Agreement and Subordination of Management Fees, dated as of the date hereof, among Lender, Borrower and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Award” shall mean any compensation paid by any Governmental Authority in connection with a Condemnation.

“Bankruptcy Action” shall mean with respect to any Person (a) such Person filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (b) the filing of an involuntary petition against such Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (c) such Person filing an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (d) such Person consenting to or acquiescing in or joining in an application for the appointment of a custodian, receiver, trustee, or examiner for such Person or any portion of the Property; (e) such Person making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

“Bankruptcy Code” shall mean Title 11 of the United States Code, 11 U.S.C. §101, et seq., as the same may be amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights or any other Federal or state bankruptcy or insolvency law.

“Borrower” shall have the meaning set forth in the introductory paragraph hereto, together with its successors and permitted assigns.

“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York, or the place of business of the trustee under a Securitization (or, if no Securitization has occurred, Lender), or any Servicer or the financial institution that maintains any collection account for or on behalf of any Servicer or any Reserve Funds or the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business.

“Capital Expenditures” shall mean, for any period, the amount expended for items capitalized under GAAP (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements).

“Cash Management Account” shall have the meaning set forth in Section 2.7.2 hereof.

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“Cash Management Agreement” shall mean a Cash Management Agreement, by and among Borrower, Lender and Agent, in the form attached hereto as Schedule IV (or such other form as Lender shall accept in its sole discretion) as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Cash Sweep Event” shall mean the occurrence of: (a) an Event of Default; (b) any Bankruptcy Action of Borrower, Guarantor or Manager; or (c) a DSCR Cash Sweep Trigger Event.

“Cash Sweep Event Cure” shall mean (a) if the Cash Sweep Event is caused solely by the occurrence of a DSCR Cash Sweep Trigger Event, the achievement of a Debt Service Coverage Ratio of 1.20 to 1.00 or greater for six (6) consecutive months based upon the trailing six (6) month period immediately preceding the date of determination, (b) if the Cash Sweep Event is caused by an Event of Default, the acceptance by Lender of a cure of such Event of Default (which cure Lender is not obligated to accept and may reject or accept in its sole and absolute discretion, unless required by law), or (c) if the Cash Sweep Event is caused by a Bankruptcy Action of Manager, if Borrower replaces the Manager with a Qualified Manager under a Replacement Management Agreement; provided, however, that, such Cash Sweep Event Cure set forth in this definition shall be subject to the following conditions, (i) no Event of Default shall have occurred and be continuing under this Agreement or any of the other Loan Documents, (ii) a Cash Sweep Event Cure may occur no more than a total of two (2) times in the aggregate during the term of the Loan, and (iii) Borrower shall have paid all of Lender’s reasonable expenses incurred in connection with such Cash Sweep Event Cure including, reasonable attorney’s fees and expenses.  Notwithstanding the foregoing, there shall be no Cash Sweep Event Cure following a Cash Sweep Event caused by a Bankruptcy Action of Borrower or Guarantor.

“Cash Sweep Period” shall mean each period commencing on the occurrence of a Cash Sweep Event and continuing until the earlier of (a) the Payment Date next occurring following the related Cash Sweep Event Cure (or, if such day is not a Business Day, the immediately preceding Business Day), or (b) until payment in full of all principal and interest on the Loan and all other amounts payable under the Loan Documents in accordance with the terms and provisions of the Loan Documents.

“Casualty” shall have the meaning set forth in Section 6.2 hereof.

“Casualty/Condemnation Prepayment” shall have the meaning set forth in Section 6.4(e) hereof.

“Casualty Consultant” shall have the meaning set forth in Section 6.4(b)(iii) hereof.

“Casualty Retainage” shall have the meaning set forth in Section 6.4(b)(iv) hereof.

“Certified Rent Roll” shall have the meaning set forth in Section 4.1.26 hereof.

“Closing Date” shall mean the date of the funding of the Loan.

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“Code” shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

“Condemnation” shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Property or any part thereof.

“Condemnation Proceeds” shall have the meaning set forth in Section 6.4(b).

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.  “Controlled” and “Controlling” shall have correlative meanings.

“Debt” shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums (including any Yield Maintenance Premium and any Yield Maintenance Default Premium) due to Lender in respect of the Loan under the Note, this Agreement, the Mortgage or any other Loan Document.

“Debt Service” shall mean, with respect to any particular period of time, the scheduled principal and interest payments due under this Agreement and the Note.

“Debt Service Coverage Ratio” shall mean a ratio for the applicable period in which:

(a)

the numerator is the Net Operating Income (excluding interest on credit accounts and using annualized operating expenses for any recurring expenses not paid monthly (e.g., Taxes and Insurance Premiums)) for such period as set forth in the statements required hereunder, without deduction for (i) actual management fees incurred in connection with the operation of the Property, or (ii) amounts paid to the Reserve Funds, less (A) management fees equal to the greater of (1) assumed management fees of 4.0% of Gross Income from Operations and (2) the actual management fees incurred, and (B) assumed Replacement Reserve Fund contributions equal to $0.15 per square foot of gross leasable area at the Property, and (C) assumed Rollover Reserve Fund contributions equal to $0.93 per square foot of gross leasable area at the Property; and

(b)

the denominator is the aggregate amount of Debt Service for such period.

“Default” shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

“Default Rate” shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the Maximum Legal Rate or (b) five percent (5%) above the Interest Rate.

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“Disclosure Documents” shall have the meaning set forth in Section 9.1.1(b) hereof.

“DSCR Cash Sweep Trigger Event” shall mean, that as of the date of determination, the Debt Service Coverage Ratio based on the trailing three (3) month period immediately preceding the date of such determination is less than 1.10 to 1.00.

“Eligible Account” shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least $50,000,000.00 and subject to supervision or examination by federal and state authority.  An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

“Eligible Institution” shall mean JPMorgan Chase Bank, N.A., or a depository institution or trust company insured by the Federal Deposit Insurance Corporation, the short term unsecured debt obligations or commercial paper of which are rated at least “A-1+” by S&P, “P-1” by Moody’s and “F-1+” by Fitch in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long-term unsecured debt obligations of which are rated at least “AA-” by Fitch and S&P and “Aa3” by Moody’s).

“Embargoed Person” shall mean any person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, The USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701, et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder including Executive Order 13224 dated September 24, 2001 and those other Executive Orders or regulations related to Specially Designated Nationals and Specially Designated Global Terrorists, with the result that the investment in Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan made by the Lender is in violation of law.

“Environmental Indemnity” shall mean that certain Environmental Indemnity Agreement, dated as of the date hereof, executed by Borrower and Guarantor in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment.  Environmental Law includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local

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statutes, ordinances, rules, regulations and the like addressing similar issues:  the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.  Environmental Law also includes, but is not limited to, any present and future federal, state and local laws, statutes ordinances, rules, regulations and the like, as well as common law, conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the environmental conditions of the Property; or relating to wrongful death, personal injury, or property or other damage in connection with any environmental condition or use or presence of Hazardous Substances on or at the Property.

“Environmental Liens” shall have the meaning set forth in Section 5.1.19 hereof.

“Environmental Report” shall have the meaning set forth in Section 4.1.37 hereof.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

“Event of Default” shall have the meaning set forth in Section 8.1(a) hereof.

“Excess Cash Flow” shall have the meaning set forth in the Cash Management Agreement.

“Excess Cash Flow Reserve Account” shall have the meaning set forth in Section 7.5 hereof.

“Excess Cash Flow Reserve Fund” shall have the meaning set forth in Section 7.5 hereof.

“Exchange Act” shall have the meaning set forth in Section 9.1 hereof.

“Fiscal Year” shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

“Fitch” shall mean Fitch, Inc.

“GAAP” shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

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“Governmental Authority” shall mean any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (foreign, federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

“Gross Income from Operations” shall mean, during any period, all sustainable income as reported on the financial statements delivered by Borrower in accordance with this Agreement, computed in accordance with GAAP, derived from the ownership and operation of the Property from whatever source during such period, including, but not limited to, (i) Rents from Tenants that are in occupancy, open for business and paying contractual rent without right of offset or credit, (ii) utility charges, (iii) escalations, (iv) forfeited security deposits, (v) interest on credit accounts, (vi) service fees or charges, (vii) license fees, (viii) parking fees, (ix) income from vending machines, (x) business interruption or other loss of income or rental insurance proceeds, (xi) other required pass-throughs, (xii) rent concessions or credits, and (xiii) interest on Reserve Accounts, if any, but excluding (i) Rents from month-to-month Tenants, Tenants during a free-rent period, or Tenants that are included in any Bankruptcy Actions (unless such Tenant has affirmed its Lease and is in occupancy, open for business and paying unabated, post-petition Rent), (ii) sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, (iii) refunds and uncollectible accounts, (iv) sales of furniture, fixtures and equipment, (v) Insurance Proceeds (other than business interruption or other loss of income or rental insurance), (vi) Awards, (vii) unforfeited security deposits, (viii) utility and other similar deposits and (ix) any disbursements to Borrower from the Reserve Funds, if any.  Gross income shall not be diminished as a result of the Mortgage or the creation of any intervening estate or interest in the Property or any part thereof.

“Guarantor” shall mean Inland Diversified Real Estate Trust, Inc., a Maryland corporation.

“Guaranty” shall mean that certain Guaranty Agreement, dated as of the date hereof, executed and delivered by Guarantor in connection with the Loan to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Hazardous Substances” include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables, explosives, mold, mycotoxins, microbial matter and airborne pathogens (naturally occurring or otherwise), but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purpose of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws.

“Identified Affiliate” shall mean (i) Inland Real Estate Corporation, a Maryland corporation, (ii) Inland Real Estate Investment Corporation, a Delaware corporation, (iii) Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, (iv) Inland American Real Estate

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Trust, Inc., a Maryland corporation, (iv) IDRETI, (v) any other real estate investment trust sponsored by Inland Real Estate Investment Corporation, or (vi) any other entity composed entirely of any of the foregoing, by merger or other business combination.

“Improvements” shall have the meaning set forth in the granting clause of the Mortgage.

“Indebtedness” of a Person, at a particular date, shall mean the sum (without duplication) at such date of (a) all indebtedness or liability of such Person (including, without limitation, amounts for borrowed money and indebtedness in the form of mezzanine debt or preferred equity); (b) obligations evidenced by bonds, debentures, notes, or other similar instruments; (c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations under letters of credit; (e) obligations under acceptance facilities; (f) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss; and (g) obligations secured by any Liens, whether or not the obligations have been assumed (other than the Permitted Encumbrances).

“Indemnified Liabilities” shall have the meaning set forth in Section 10.13(b) hereof.

“Indemnified Parties” shall mean Lender and, its designee, (whether or not it is the Lender), any Affiliate of Lender that has filed any registration statement relating to the Securitization or has acted as the sponsor or depositor in connection with the Securitization, any Affiliate of Lender that acts as an underwriter, placement agent or initial purchaser of Securities issued in the Securitization, any other co underwriters, co placement agents or co initial purchasers of Securities issued in the Securitization, and each of their respective officers, directors, partners, employees, representatives, agents and Affiliates and each Person or entity who Controls any such Person within the meaning of Section 15 of the Securities Act of 1933 as amended or Section 20 of the Security Exchange Act of 1934 as amended, any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by the Mortgage is or will have been recorded, any Person who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business).

“Independent Director” shall mean a natural Person who (a) is not at the time of initial appointment, or at any time while serving in such capacity, and is not, and has never been, and will not while serving as Independent Director be: (i) a stockholder, director (with the exception of serving as the Independent Director of Borrower), officer, employee, partner, member (other

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than a “special member” or “springing member”), manager, attorney or counsel of Borrower, equity owners of Borrower or Guarantor or any Affiliate of Borrower or Guarantor; (ii) a customer, supplier or other person who derives any of its purchases or revenues from its activities with Borrower or Guarantor, equity owners of Borrower or Guarantor or any Affiliate of Borrower or Guarantor; (iii) a Person Controlling or under common Control with any such stockholder, director, officer, employee, partner, member, manager, attorney, counsel, equity owner, customer, supplier or other Person; or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, manager, attorney, counsel, equity owner, customer, supplier or other Person and (b) has (i) prior experience as an independent director or independent manager for a corporation, a trust or limited liability company whose charter documents required the unanimous consent of all independent directors or independent managers thereof before such corporation, trust or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (ii) at least three years of employment experience with one or more nationally-recognized companies that provides, inter alia, professional independent directors or independent managers in the ordinary course of their respective business to issuers of securitization or structured finance instruments, agreements or securities or lenders originating commercial real estate loans for inclusion in securitization or structured finance instruments, agreements or securities (a “Professional Independent Director”) and is at all times during his or her service as an Independent Director of Borrower an employee of such a company or companies. A natural Person who satisfies the foregoing definition except for being (or having been) the independent director or independent manager of a “special purpose entity” affiliated with Borrower (provided such affiliate does not or did not own a direct or indirect equity interest in an Borrower) shall not be disqualified from serving as an Independent Director, provided that such natural Person satisfies all other criteria set forth above and that the fees such individual earns from serving as independent director or independent manager of affiliates of Borrower or in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year.  A natural Person who satisfies the foregoing definition other than subparagraph (a)(ii) shall not be disqualified from serving as an Independent Director of Borrower if such individual is a Professional Independent Director and such individual complies with the requirements of the previous sentence.

“Insolvency Opinion” shall mean that certain non-consolidation opinion letter dated the date hereof delivered by Levenfeld Pearlstein, LLC in connection with the Loan.

“Insurance Premiums” shall have the meaning set forth in Section 6.1(b) hereof.

“Insurance Proceeds” shall have the meaning set forth in Section 6.4(b) hereof.

“Interest Rate” shall mean a rate of 5.80% per annum; provided, however, that if a Permitted Paydown Event has occurred, the Interest Rate shall mean a rate of 5.30% per annum.

“Lease” shall mean any lease, sublease or subsublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Property by or on behalf of Borrower, and (a) every modification, amendment

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or other agreement relating to such lease, sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease, or other agreement and (b) every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

“Leasing Conditions” shall mean the conditions set forth on Schedule V hereof.

“Legal Requirements” shall mean, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Property or any part thereof, or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting Borrower, the Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to the Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

“Lender” shall have the meaning set forth in the introductory paragraph hereto.

“Lien” shall mean, any mortgage, deed of trust, deed to secure debt, indemnity deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, the Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic’s, materialmen’s and other similar liens and encumbrances.

“Loan” shall mean the loan made by Lender to Borrower pursuant to this Agreement.

“Loan Documents” shall mean, collectively, this Agreement, the Note, the Mortgage,  the Environmental Indemnity, the Assignment of Management Agreement, the Guaranty, the Lockbox Agreement, the Cash Management Agreement, and all other documents executed and/or delivered in connection with the Loan.

“Lockbox Account” shall have the meaning set forth in Section 2.7.1 hereof.

“Lockbox Agreement” shall mean a clearing account agreement or similar agreement among Borrower, Lender, Manager and Lockbox Bank, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, relating to funds deposited in the Lockbox Account.

“Lockbox Bank” shall mean Bank of America, N.A. or any other clearing bank which establishes, maintains and holds the Lockbox Account, which shall be an Eligible Institution.

“Lockbox Trigger Event” shall mean the occurrence of a Cash Sweep Event.

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“Management Agreement” shall mean (a) the management agreement entered into by and between Borrower and Manager, pursuant to which Manager is to provide management and other services with respect to the Property; or (b) if the context requires, the Replacement Management Agreement.

“Manager” shall mean Inland Diversified Real Estate Services, LLC, a Delaware limited liability company, or, if the context requires, a Qualified Manager who is operating and managing the Property in accordance with the terms and provisions of this Agreement pursuant to a Replacement Management Agreement.

“Material Action” means to file any insolvency, or reorganization case or proceeding, to institute proceedings to have Borrower be adjudicated bankrupt or insolvent, to institute proceedings under any applicable insolvency law, to seek any relief under any law relating to relief from debts or the protection of debtors, to consent to the filing or institution of bankruptcy or insolvency proceedings against Borrower, to file a petition seeking, or consent to, reorganization or relief with respect to Borrower under any applicable federal or state law relating to bankruptcy or insolvency, to seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar official of or for Borrower or a substantial part of its property, to make any assignment for the benefit of creditors of Borrower, or to take action in furtherance of any of the foregoing.

“Maturity Date” shall mean June 1, 2015, or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

“Maximum Legal Rate” shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

“Monthly Debt Service Payment Amount” shall mean a constant monthly payment of $178,372.92; provided, however, that if a Permitted Paydown Event has occurred, the Monthly Debt Service Payment Amount shall mean an amount equal to interest only on the outstanding principal balance of the Loan for the related Accrual Period.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgage” shall mean, that certain first priority Mortgage, Assignment of Leases and Rents and Security Agreement, dated the date hereof, executed and delivered by Borrower to Lender as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Net Cash Flow” shall mean, with respect to the Property for any period, the amount obtained by subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period.

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“Net Operating Income” shall mean the amount obtained by subtracting Operating Expenses from Gross Income from Operations.

“Net Proceeds” shall have the meaning set forth in Section 6.4(b) hereof.

“Net Proceeds Deficiency” shall have the meaning set forth in Section 6.4(b)(vi) hereof.

“Net Proceeds Prepayment” shall have the meaning set forth in Section 6.4(e) hereof.

“Note” shall mean that certain Promissory Note, dated the date hereof, in the principal amount of $30,400,000.00, made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Officer’s Certificate” shall mean a certificate delivered to Lender by Borrower which is signed by an authorized officer of Borrower or the general partner, managing member or sole member of Borrower, as applicable.

“Operating Expenses” shall mean the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, ground rent (if any), bad debt, utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, Debt Service, Capital Expenditures and contributions to the Reserve Funds.

“Other Charges” shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

“Other Obligations” shall have the meaning as set forth in the Mortgage.

“Payment Date” shall mean the first (1st) day of each calendar month during the term of the Loan.

“Permitted Encumbrances” shall mean, with respect to the Property, collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent (or that Borrower is contesting in accordance with the terms of Section 5.1.2 hereof), and (d) easements or other encumbrances granted pursuant to Section 5.2.10(e) hereof, and (e) such other title and survey exceptions as Lender has approved or may approve in writing in Lender’s reasonable discretion, which Permitted Encumbrances in the aggregate do not materially and adversely affect the value, operation or use of the Property or Borrower’s ability to repay the Loan.

“Permitted Investments” shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by Servicer,

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the trustee under any Securitization or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment and meeting one of the appropriate standards set forth below:

(i)

obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of:  the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(ii)

Federal Housing Administration debentures;

(iii)

obligations of the following United States government sponsored agencies:  Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(iv)

federal funds, unsecured certificates of deposit, time deposits, bankers’ acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not

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have an “r” highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(v)

fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers’ acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(vi)

debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(vii)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single

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interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

(viii)

units of taxable money market funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds; and

(ix)

any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

“Permitted Par Prepayment Date” shall mean the Payment Date (or, if such day is not a Business Day, the immediately succeeding Business Day) which is three (3) months prior to the Maturity Date.

“Permitted Paydown Amount” shall have the meaning set forth in Section 2.4.1(c) hereof.

“Permitted Paydown Date” shall have the meaning set forth in Section 2.4.1(c) hereof.

“Permitted Paydown Event” shall have the meaning set forth in Section 2.4.1(c) hereof.

“Permitted Prepayment Date” shall mean the second (2nd) anniversary of the first (1st) Payment Date (or, if such day is not a Business Day, the immediately succeeding Business Day).

“Permitted Transfer” shall mean any of the following:  (a) any transfer, directly as a result of the death of a natural person, of stock, membership interests, partnership interests or other ownership interests previously held by the decedent in question to the Person or Persons lawfully entitled thereto and (b) any transfer, directly as a result of the legal incapacity of a natural person, of stock, membership interests, partnership interests or other ownership interests previously held by such natural person to the Person or Persons lawfully entitled thereto.

“Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or

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municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Personal Property” shall have the meaning set forth in the granting clause of the Mortgage.

“Physical Conditions Report” shall mean, with respect to the Property, a report prepared by a company satisfactory to Lender regarding the physical condition of such Property, satisfactory in form and substance to Lender in its sole discretion, which report shall, among other things, (a) confirm that such Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and (b) include a copy of a final certificate of occupancy with respect to all Improvements on such Property.

“Policies” shall have the meaning specified in Section 6.1(b) hereof.

“Policy” shall have the meaning specified in Section 6.1(b) hereof.

“Prepayment Rate” shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date as most recently published in “Statistical Release H.15 (519), Selected Interest Rates,” or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

“Prepayment Rate Determination Date” shall mean the date which is five (5) Business Days prior to the date that such prepayment shall be applied in accordance with the terms and provisions of Section 2.4.1 hereof.

“Principal” shall mean the Special Purpose Entity that is the general partner of Borrower, if Borrower is a limited partnership, managing member of Borrower, if Borrower is a multi-member limited liability company, or beneficiary of Borrower, if Borrower is a Delaware statutory trust.

“Property” shall mean the parcel of real property, the Improvements thereon and all personal property owned by Borrower and encumbered by the Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the granting clauses of the Mortgage and referred to therein as the “Property”.

“Provided Information” shall mean any and all financial and other information provided at any time prepared by, or on behalf of, Borrower, Principal, Guarantor and/or Manager.

“Qualified Manager” shall mean a reputable and experienced management organization reasonably satisfactory to Lender, which organization or its principals possess at least ten (10) years experience in managing properties similar in scope, size, use and value of the Property, provided that, (i) if a Securitization has occurred, Borrower shall, at Lender’s option, obtain prior written confirmation from the Rating Agencies that management of the Property by such entity will not cause a downgrading, withdrawal or qualification of the then current rating of the

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Securities issued pursuant to the Securitization, and (ii) if a Securitization has not occurred, Borrower shall have obtained the prior written consent of Lender.  Lender acknowledges that on the Closing Date, Manager shall be deemed a Qualified Manager.

“Rate Lock Agreement” shall mean that certain letter agreement dated May 3, 2010 by and among Lender, Borrower, and IDRETI, as Hedge Guarantor and Rebalancing Guarantor (as such terms are defined therein).

“Rating Agencies” shall mean each of S&P, Moody’s, Fitch, and Realpoint or any other nationally recognized statistical rating agency which has been approved by Lender and designated by Lender to assign a rating to the Securities.

“Realpoint” shall mean Realpoint, LLC, a Pennsylvania limited liability company.

“Related Entities” shall have the meaning set forth in Section 5.2.10(e) hereof.

“Release” of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

“Relevant Leasing Threshold” shall mean any Lease for an amount of leaseable square footage equal to or greater than five thousand (5,000) square feet.

“Relevant Restoration Threshold” shall mean $100,000.

“Remediation” includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances.

“Rents” shall mean, all rents (including percentage rents), rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, all other amounts payable as rent under any Lease or other agreement relating to the Property, including, without limitation, charges for electricity, oil, gas, water, steam, heat, ventilation, air-conditioning and any other energy, telecommunication, telephone, utility or similar items or time use charges, HVAC equipment charges, sprinkler charges, escalation charges, license fees, maintenance fees, charges for Taxes, operating expenses or other reimbursables payable to Borrower (or to the Manager for the account of Borrower) under any Lease, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Property, and proceeds, if any, from business interruption or other loss of income insurance.

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“Replacement Management Agreement” shall mean, collectively, (a) either (i) a management agreement with a Qualified Manager substantially in the same form and substance as the Management Agreement, or (ii) a management agreement with a Qualified Manager, which management agreement shall be reasonably acceptable to Lender in form and substance, provided, with respect to this subclause (ii), Lender, at its option, may require that Borrower shall have obtained prior written confirmation from the applicable Rating Agencies that such management agreement will not cause a downgrade, withdrawal or qualification of the then current rating of the Securities or any class thereof and (b) an assignment of management agreement and subordination of management fees substantially in the form executed in connection herewith (or of such other form and substance reasonably acceptable to Lender), executed and delivered to Lender by Borrower and such Qualified Manager at Borrower’s expense.

“Replacement Reserve Account” shall have the meaning set forth in Section 7.3.1 hereof.

“Replacement Reserve Cap” shall have the meaning set forth in Section 7.3.1 hereof.

“Replacement Reserve Fund” shall have the meaning set forth in Section 7.3.1 hereof.

“Replacement Reserve Monthly Deposit” shall have the meaning set forth in Section 7.3.1 hereof.

“Replacements” shall have the meaning set forth in Section 7.3.1 hereof.

“Required Repair Account” shall have the meaning set forth in Section 7.1.1 hereof.

“Required Repair Fund” shall have the meaning set forth in Section 7.1.1 hereof.

“Required Repairs” shall have the meaning set forth in Section 7.1.1 hereof.

“Reserve Funds” shall mean, collectively, the Tax and Insurance Escrow Fund, the Replacement Reserve Fund, the Required Repair Fund, the Rollover Reserve Fund, the Excess Cash Flow Reserve Fund and any other escrow fund established by the Loan Documents.

“Restoration” shall have the meaning set forth in Section 6.2 hereof.

“Restricted Party” shall mean collectively, (a) Borrower, Principal and any Guarantor and (b) any shareholder, partner, member, non-member manager, any direct or indirect legal or beneficial owner of, Borrower, Principal, any Guarantor or any non-member manager.

“Rollover Reserve Account” shall have the meaning set forth in Section 7.4.1 hereof.

“Rollover Reserve Cap” shall have the meaning set forth in Section 7.4.1 hereof.

“Rollover Reserve Fund” shall have the meaning set forth in Section 7.4.1 hereof.

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“Rollover Reserve Monthly Deposit” shall have the meaning set forth in Section 7.4.1 hereof.

“S&P” shall mean Standard & Poor’s Ratings Group, a division of the McGraw-Hill Companies.

“Sale or Pledge” shall mean a voluntary or involuntary sale, conveyance, assignment, transfer, encumbrance, pledge, grant of option or other transfer or disposal of a legal or beneficial interest, whether direct or indirect.

“Securities” shall have the meaning set forth in Section 9.1 hereof.

“Securitization” shall have the meaning set forth in Section 9.1 hereof.

“Servicer” shall have the meaning set forth in Section 9.5 hereof.

“Severed Loan Documents” shall have the meaning set forth in Section 8.2(c) hereof.

“Special Purpose Entity” shall mean a corporation, limited partnership or limited liability company that, at all times on and after the date thereof, has complied with and shall at all times comply with the following requirements unless it has received either prior consent to do otherwise from Lender or a permitted administrative agent thereof, or, while the Loan is securitized, confirmation from each of the applicable Rating Agencies that such noncompliance would not result in the requalification, withdrawal, or downgrade of the ratings of any Securities or any class thereof:

(i)

is and shall be organized solely for the purpose of (A) in the case of Borrower, acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing and operating the Property, entering into and performing its obligations under the Loan Documents with Lender, refinancing the Property in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing; or (B) in the case of a Principal, acting as a general partner of the limited partnership that owns the Property or as member of the limited liability company that owns the Property and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

(ii)

has not engaged and shall not engage in any business unrelated to (A) the acquisition, development, ownership, management or operation of the Property, or (B) in the case of a Principal, acting as general partner of the limited partnership that owns the Property or acting as a member of the limited liability company that owns the Property, as applicable;

(iii)

has not owned and shall not own any real property other than, in the case of Borrower, the Property;

(iv)

does not have, shall not have and at no time had any assets other than (A) in the case of Borrower, the Property and personal property necessary or incidental to its ownership and operation of the Property or (B) in the case of a Principal, its partnership

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interest in the limited partnership or the member interest in the limited liability company that owns the Property and personal property necessary or incidental to its ownership of such interests;

(v)

has not engaged in, sought, consented or permitted to and shall not engage in, seek, consent to or permit (A) any dissolution, winding up, liquidation, consolidation or merger, (B) any sale or other transfer of all or substantially all of its assets or any sale of assets outside the ordinary course of its business, except as permitted by the Loan Documents, or (C) in the case of a Principal, any transfer of its partnership or membership interests;

(vi)

shall not cause, consent to or permit any amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation, operating agreement or other formation document or organizational document (as applicable) with respect to the matters set forth in this definition;

(vii)

if such entity is a limited partnership, has and shall have at least one general partner and has and shall have, as its only general partners, Special Purpose Entities each of which (A) is a corporation or single-member Delaware limited liability company, (B) has one (1) Independent Director, and (C) holds a direct interest as general partner in the limited partnership of not less than 0.5%;

(viii)

if such entity is a corporation, has and shall have at least two (2) Independent Directors, and shall not cause or permit the board of directors of such entity to take any Material Action either with respect to itself or, if the corporation is a Principal, with respect to Borrower or any action requiring the unanimous affirmative vote of one hundred percent (100%) of the members of its board of directors unless two  (2) Independent Directors shall have participated in such vote and shall have voted in favor of such action;

(ix)

if such entity is a limited liability company (other than a limited liability company meeting all of the requirements applicable to a single-member limited liability company set forth in this definition of “Special Purpose Entity”), has and shall have at least one (1) member that is a Special Purpose Entity, that is a corporation, that has at least two (2) Independent Directors and that directly owns at least one-half-of-one percent (0.5%) of the equity of the limited liability company;

(x)

if such entity is a single-member limited liability company, (A) is and shall be a Delaware limited liability company, (B) has and shall have at least one (1) Independent Director serving as manager of such company, (C) shall not take any Material Action and shall not cause or permit the members or managers of such entity to take any Material Action, either with respect to itself or, if the company is a Principal, with respect to Borrower, in each case unless the Independent Director then serving as a manager of the company shall have consented in writing to such action, and (D) has and shall have either (1) a member which owns no economic interest in the company, has signed the company’s limited liability company agreement and has no obligation to make capital contributions to the company, or (2) two natural persons or one entity that is not a

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member of the company, that has signed its limited liability company agreement and that, under the terms of such limited liability company agreement becomes a member of the company immediately prior to the withdrawal or dissolution of the last remaining member of the company;

(xi)

has not and shall not (and, if such entity is (a) a limited liability company, has and shall have a limited liability agreement or an operating agreement, as applicable, (b) a limited partnership, has a limited partnership agreement, or (c) a corporation, has a certificate of incorporation or articles that, in each case, provide that such entity shall not) (1) dissolve, merge, liquidate, consolidate; (2) sell all or substantially all of its assets; (3) amend its organizational documents with respect to the matters set forth in this definition without the consent of Lender; or (4) without the affirmative vote of the Independent Director of itself or the consent of a Principal that is a member or general partner in it:  (A) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding, institute any proceedings under any applicable insolvency law or otherwise seek relief under any laws relating to the relief from debts or the protection of debtors generally, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings; (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the entity or a substantial portion of its property; (C) make an assignment for the benefit of the creditors of the entity; or (D) take any action in furtherance of any of the foregoing;

(xii)

is solvent and pays its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same become due, and is maintaining adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; provided, however, that the foregoing shall not require any member, partner or beneficiary to make additional capital contributions;

(xiii)

has not failed and shall not fail to correct any known misunderstanding regarding the separate identity of such entity and has not identified and shall not identify itself as a division of any other Person;

(xiv)

has maintained and shall maintain its books of account, books and records, and bank accounts (subject to clause (xvi) below) separate from those of any other Person and, to the extent that it is required to file tax returns under applicable law, has filed and shall file its own tax returns, except to the extent that it is required by law to file consolidated tax returns and, if it is a corporation, has not filed and shall not file a consolidated federal income tax return with any other corporation, except to the extent that it is required by law to file consolidated tax returns, or to the extent that the Borrower is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under applicable law;

(xv)

has maintained and shall maintain its own records, books, resolutions and agreements;

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(xvi)

has not commingled and shall not commingle its funds or assets with those of any other Person and has not participated and shall not participate in any cash management system with any other Person, except as required by the Loan Documents and except with respect to a custodial account maintained by the Manager on behalf of Borrower and certain Affiliates of Borrower in which the funds have been and are separately accounted, and will continue to be separately accounted, for each item of income and expense applicable to the Property and the Borrower;

(xvii)

has held and shall hold its assets in its own name;

(xviii)

has conducted and shall conduct its business in its name or in a name franchised or licensed to it by an entity other than an Affiliate of itself or of Borrower, except for business conducted on behalf of itself by another Person under a business management services agreement that is on commercially-reasonable terms, so long as the manager, or equivalent thereof, under such business management services agreement holds itself out as an agent of Borrower;

(xix)

 (A) has maintained and shall maintain its financial statements, accounting records and other entity documents separate from those of any other Person; (B) has shown and shall show, in its financial statements, its asset and liabilities separate and apart from those of any other Person; and (C) has not permitted and shall not permit its assets to be listed as assets on the financial statement of any of its Affiliates except as required by GAAP; provided, however, that any such consolidated financial statement contains a note indicating that the Special Purpose Entity’s separate assets and credit are not available to pay the debts of such Affiliate and that the Special Purpose Entity’s liabilities do not  constitute obligations of the consolidated entity;

(xx)

has paid and shall pay its own liabilities and expenses, including the salaries of its own employees, out of its own funds and assets, and has maintained and shall maintain a sufficient number of employees in light of its contemplated business operations, which may be none;

(xxi)

has observed and shall observe all partnership, corporate or limited liability company formalities, as applicable;

(xxii)

has not incurred Indebtedness other than (i) acquisition financing with respect to the Property; construction financing with respect to the Improvements and certain off-site improvements required by municipal and other authorities as conditions to the construction of the Improvements; and first mortgage financings secured by the Property; and Indebtedness pursuant to letters of credit, guaranties, interest rate protection agreements and other similar instruments executed and delivered in connection with such financings, (ii) unsecured trade payables and operational debt not evidenced by a note, and (iii) Indebtedness incurred in the financing of equipment and other personal property used on the Property;

(xxiii)

has and will have no Indebtedness (including loans (whether or not such loans are evidenced by a written agreement) between Borrower and any Affiliates of

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Borrower or relating to the management of funds in any segregated custodial account maintained by Manager for the sole benefit of Borrower) other than (i) the Loan, (ii) liabilities incurred in the ordinary course of business relating to the ownership and operation of the Property and the routine administration of the Borrower, which liabilities are (A) not more than sixty (60) days past the date incurred (unless disputed in accordance with applicable law), (B) not evidenced by a note, (C) paid when due, (D) normal and reasonable under the circumstances, and (E) in an aggregate amount not exceeding three percent (3%) of the outstanding balance of the Loan at any time, and (iii) such other liabilities that are permitted pursuant to this Agreement;

(xxiv)

has not assumed, guaranteed or become obligated and shall not assume or guarantee or become obligated for the debts of any other Person, has not held out and shall not hold out its credit as being available to satisfy the obligations of any other Person or has not pledged and shall not pledge its assets for the benefit of any other Person, in each case except as permitted pursuant to this Agreement;

(xxv)

has not acquired and shall not acquire obligations or securities of its partners, members or shareholders or any other owner or Affiliate;

(xxvi)

has allocated and shall allocate fairly and reasonably any overhead expenses that are shared with any of its Affiliates, constituents, or owners, or any guarantors of any of their respective obligations, or any Affiliate of any of the foregoing, including, but not limited to, paying for shared office space and for services performed by any employee of an Affiliate;

(xxvii)

has maintained and used and shall maintain and use separate stationery, invoices and checks bearing its name and not bearing the name of any other entity unless such entity is clearly designated as being the Special Purpose Entity’s agent;

(xxviii)

has not pledged and shall not pledge its assets to or for the benefit of any other Person other than with respect to loans secured by the Property and no such pledge remains outstanding except to Lender to secure the Loan;

(xxix)

has held itself out and identified itself and shall hold itself out and identify itself as a separate and distinct entity under its own name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower and not as a division or part of any other Person,

(xxx)

has maintained and shall maintain its assets in such a manner that it shall not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person except as provided in (xvi) above;

(xxxi)

has not made and shall not make loans to any Person and has not held and shall not hold evidence of indebtedness issued by any other Person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

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(xxxii)

has not identified and shall not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person;

(xxxiii)

other than capital contributions and distributions permitted under the terms of its organizational documents, has not entered into or been a party to, and shall not enter into or be a party to, any transaction with any of its partners, members, shareholders or Affiliates except in the ordinary course of its business and on terms which are commercially reasonable terms comparable to those of an arm’s-length transaction with an unrelated third party;

(xxxiv)

has not had and shall not have any obligation to, and has not indemnified and shall not indemnify its partners, officers, directors or members, as the case may be, in each case unless such an obligation or indemnification is fully subordinated to the Debt;

(xxxv)

has not had and shall not have any of its obligations guaranteed by any Affiliate except as provided by the Loan Documents;

(xxxvi)

has not formed, acquired or held and shall not form, acquire or hold any subsidiary, except that a Principal may acquire and hold its interest in Borrower;

(xxxvii)

is in compliance with and shall comply with all of the terms and provisions contained in its organizational documents.

(xxxviii)

  has conducted and shall conduct its business so that each of the assumptions made about it and each of the facts stated about it in the Insolvency Opinion are true;

(xxxix)

has not permitted and shall not permit any Affiliate or constituent party independent access to its bank accounts except as provided in (xvi) above;

(xl)

is, has always been and shall continue to be duly formed, validly existing, and in good standing in the state of its incorporation or formation and in all other jurisdictions where it is qualified to do business;

(xli)

has paid all taxes which it owes;

(xlii)

has paid any and all judgments against it;

(xliii)

has no material contingent or actual obligations not related to the Property.

“State” shall mean, the State or Commonwealth in which the Property or any part thereof is located.

“Survey” shall mean a survey of the Property prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Insurance Policy, and containing a certification of such surveyor satisfactory to Lender.

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“Tax and Insurance Escrow Account” shall have the meaning set forth in Section 7.2 hereof.

“Tax and Insurance Escrow Fund” shall have the meaning set forth in Section 7.2 hereof.

“Taxes” shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof.

“Tenant” means the lessee of all or a portion of the Property under a Lease.

“Tenant Direction Letter” shall have the meaning set forth Section 2.7.1(b) hereof.

“Threshold Amount” shall mean $100,000.00.

“Title Insurance Policy” shall mean the mortgagee title insurance policy issued with respect to the Property and insuring the lien of the Mortgage.

“Transfer” shall have the meaning set forth in Section 5.2.10(b) hereof.

“Transferee” shall have the meaning set forth in Section 5.2.10(e)(iii) hereof.

“Transferee’s Principals” shall mean collectively, (A) Transferee’s managing members, general partners or principal shareholders and (B) such other members, partners or shareholders which directly or indirectly shall own a fifty-one percent (51%) or greater economic and voting interest in Transferee.

“UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the State in which the Property is located.

“U.S. Obligations” shall mean non-redeemable securities evidencing an obligation to timely pay principal and/or interest in a full and timely manner that are (a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (b) to the extent acceptable to the Rating Agencies, other “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended.

“Yield Maintenance Default Premium” shall mean an amount equal to the greater of (a) three percent (3%) of the outstanding principal balance of the Loan to be prepaid or satisfied and (b) the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest under the Note assuming that all scheduled payments are made timely and that the remaining outstanding principal and interest on the Loan is paid on the Maturity Date (with each such payment and assumed payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate when compounded semi-annually and deducting from the sum of such present values any short-term interest paid from the date of prepayment to the next succeeding Payment Date in the event such payment is not made on a Payment Date), over (ii) the principal amount being prepaid.

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“Yield Maintenance Premium” shall mean an amount equal to the greater of (a) one percent (1%) of the outstanding principal of the Loan to be prepaid or satisfied and (b) the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest under the Note assuming that all scheduled payments are made timely and that the remaining outstanding principal and interest on the Loan is paid on the Maturity Date (with each such payment and assumed payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate when compounded semi-annually and deducting from the sum of such present values any short-term interest paid from the date of prepayment to the next succeeding Payment Date in the event such payment is not made on a Payment Date), over (ii) the principal amount being prepaid.

Section 1.2

Principles of Construction.

 All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified.  All uses of the word “including” shall mean “including, without limitation” unless the context shall indicate otherwise.  Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

ARTICLE II - GENERAL TERMS

Section 2.1

Loan Commitment; Disbursement to Borrower.

2.1.1

Agreement to Lend and Borrow.

 Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date.

2.1.2

Single Disbursement to Borrower.

 Borrower may request and receive only one (1) borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.  Borrower acknowledges and agrees that the Loan has been fully funded as of the Closing Date.

2.1.3

The Note, Mortgage and Loan Documents.

 The Loan shall be evidenced by the Note and secured by the Mortgage and the other Loan Documents.

2.1.4

Use of Proceeds.

 Borrower shall use the proceeds of the Loan to (a) acquire the Property or repay and discharge any existing loans relating to the Property, (b) pay all past-due basic carrying costs, if any, with respect to the Property, (c) make deposits into the Reserve Funds on the Closing Date in the amounts provided herein, (d) pay costs and expenses incurred in connection with the closing of the Loan, as approved by Lender, (e) fund any working capital requirements of the Property and (f) distribute the balance, if any, to Borrower.

Section 2.2

Interest Rate.

2.2.1

Interest Rate.

 Interest on the outstanding principal balance of the Loan shall accrue at the Interest Rate or as otherwise set forth in this Agreement from (and including) the Closing Date to but excluding the Maturity Date.

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2.2.2

Interest Calculation.

 Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the relevant Accrual Period by (b) a daily rate based on the Interest Rate and a three hundred sixty (360) day year by (c) the outstanding principal balance of the Loan.

2.2.3

Default Rate.

 In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal balance of the Loan and, to the extent permitted by law, all accrued and unpaid interest in respect of the Loan and any other amounts due pursuant to the Loan Documents, shall accrue interest at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein.

2.2.4

Usury Savings.

 This Agreement, the Note and the other Loan Documents are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate.  If, by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.  All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

Section 2.3

Loan Payment.

2.3.1

Monthly Debt Service Payments.

  Borrower shall pay to Lender (a) on the Closing Date, an amount equal to interest only on the outstanding principal balance of the Loan for the initial Accrual Period and (b) on July 1, 2010 and on each Payment Date thereafter up to but not including the Maturity Date, an amount equal to the Monthly Debt Service Payment Amount, which payments shall be applied first to accrued and unpaid interest and the balance to principal.

2.3.2

Payments Generally.

  For purposes of making payments hereunder (including, without limitation, payments due pursuant to Article 7 below), but not for purposes of calculating Accrual Periods, if the day on which such payment is due is not a Business Day, then amounts due on such date shall be due on the immediately preceding Business Day and with respect to payments of principal due on the Maturity Date, interest shall be payable at the Interest Rate or the Default Rate, as the case may be, through and including the day immediately preceding such Maturity Date.  All amounts due under this Agreement and the other Loan Documents shall be payable without setoff, counterclaim, defense or any other deduction whatsoever.

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2.3.3

Payment on Maturity Date.

 Borrower shall pay to Lender on the Maturity Date the outstanding principal balance of the Loan, all accrued and unpaid interest and all other amounts due hereunder and under the Note, the Mortgage and the other Loan Documents.

2.3.4

Late Payment Charge.

 If any principal, interest or any other sums due under the Loan Documents are not paid by Borrower on or prior to the date on which it is due (except, in the case of Debt Service during a Cash Sweep Period, provided no Event of Default shall then exist and there are sufficient funds in the Cash Management Account to pay such Debt Service pursuant to the terms of the Cash Management Agreement), Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the Maximum Legal Rate in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment.  Any such amount shall be secured by the Mortgage and the other Loan Documents to the extent permitted by applicable law.  The foregoing late payment charge shall not apply to the payment of all outstanding principal, interest and other sums due on the Maturity Date.

2.3.5

Method and Place of Payment.

 Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 11:00 A.M., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Lender’s office or as otherwise directed by Lender, and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

Section 2.4

Prepayments.

2.4.1

Voluntary Prepayments.

(a)

Except as otherwise expressly provided in this Section 2.4, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Maturity Date.

(b)

On any Business Day after the Permitted Prepayment Date through the Maturity Date, Borrower may, at its option, prepay the Debt in full (but not in part), provided that (i) Borrower submits a notice to Lender setting forth the projected date of prepayment, which date shall be no less than thirty (30) days from the date of such notice, and (ii) Borrower pays to Lender (A) the unpaid principal amount of the Note, (B) all interest accrued and unpaid on the principal balance of the Note to and including the date of prepayment, (C) all other sums due under the Note, this Agreement and the other Loan Documents, (D) if such prepayment occurs prior to the Permitted Par Prepayment Date, the Yield Maintenance Premium, and (E) if such prepayment is not paid on a regularly scheduled Payment Date (or, if such day is not a Business Day, the immediately preceding Business Day), interest for the full Accrual Period during which the prepayment occurs.

(c)

Provided no Default or Event of Default has occurred and is continuing, on any Business Day on or before October 1, 2010 (such date, the “Permitted Paydown Date”), Borrower has a one-time right to prepay a portion of the Debt (such amount, the “Permitted Paydown Amount”), without payment of any yield maintenance or other premium, such that the resulting outstanding principal balance of the Loan will equal Twenty Three Million Nine

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Hundred Thousand and No/100 Dollars ($23,900,000.00) (a “Permitted Paydown Event”); provided, however, Borrower shall be required to (A) pay, together with such Permitted Paydown Amount, (i) interest accrued and unpaid on the outstanding principal balance of the Loan to and including such Permitted Paydown Date, (ii) unless the Permitted Paydown Amount is tendered on a Payment Date, an amount equal to the interest for the full Accrual Period during which such prepayment occurs, and (iii) all other sums then due under this Agreement, the Note, the Mortgages and the other Loan Documents, and (B) reimburse Lender for any costs and expenses Lender incurs in connection with the Permitted Paydown Event, including but not limited to reasonable attorneys’ fees and expenses.  In connection with the foregoing, all funds held by Lender in the Tax and Insurance Escrow Account, the Replacement Reserve Account, the Rollover Reserve Account and in the Cash Management Account as of the Permitted Paydown Date will be applied towards payment by Borrower of the Permitted Paydown Amount. Borrower’s right to prepay the principal balance of the Loan pursuant to this subsection shall be subject to (i) Borrower’s submission of a notice to Lender setting forth the Permitted Paydown Date, which date shall be no less than thirty (30) days from the date of such notice, and (ii) Borrower’s actual payment to Lender of the amount of the Permitted Paydown Amount and the other amounts required to be paid therewith under this Section 2.4.1(c).

2.4.2

Mandatory Prepayments.

(a)

On the next occurring Payment Date following the date on which Lender actually receives any Net Proceeds (or, if such day is not a Business Day, the immediately succeeding Business Day), if Lender is not obligated to make such Net Proceeds available to Borrower for the Restoration of the Property or otherwise remit such Net Proceeds to Borrower pursuant to Section 6.4 hereof, Borrower authorizes Lender, at Lender’s option, to apply Net Proceeds as a prepayment of all or a portion of the outstanding principal balance of the Loan together with accrued interest and any other sums due hereunder in an amount equal to one hundred percent (100%) of such Net Proceeds; provided, however, if an Event of Default has occurred and is continuing, Lender may apply such Net Proceeds to the Debt (until paid in full) in any order or priority in its sole discretion.  No yield maintenance premium or other premium shall be due in connection with any prepayment made pursuant to this Section 2.4.2.  Any partial prepayment under this Section 2.4.2 shall be applied by Lender in such order and priority as Lender shall determine in its sole and absolute discretion.

(b)

On the date on which Borrower tenders a Casualty/Condemnation Prepayment pursuant to Section 6.4(e) hereof, such tender shall include (a) all accrued and unpaid interest and the principal indebtedness being prepaid, including interest on the outstanding principal amount of the Loan being prepaid through the last day of the month within which such tender occurs, and (b) any other sums due hereunder relating to the Loan.  No yield maintenance or other premium shall be due in connection with any Casualty/Condemnation Prepayment.

2.4.3

Prepayments After Default.

 If following an Event of Default, payment of all or any part of the Debt is tendered by Borrower or otherwise recovered by Lender, such tender or recovery shall be (a) deemed made on the next occurring Payment Date together with the Monthly Debt Service Payment, and (b) deemed a voluntary prepayment by Borrower in violation of the prohibition against prepayment set forth in Section 2.4.1 hereof, and Borrower shall pay, in addition to the Debt, an amount equal to the Yield Maintenance Default Premium

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which can be applied by Lender in such order and priority as Lender shall determine in its sole and absolute discretion.

Section 2.5

Intentionally omitted.

Section 2.6

Release of Property.

 Except as set forth in this Section 2.6, no repayment or prepayment of all or any portion of the Loan shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of the Mortgage on the Property.

2.6.1

Release of Property.

(a)

If Borrower has the right to and has elected to prepay the Loan in accordance with this Agreement, upon satisfaction of the requirements of Section 2.4 and this Section 2.6, all of the Property shall be released from the Lien of the Mortgage.

(b)

In connection with the release of the Mortgage, Borrower shall reimburse Lender and Servicer for any costs and expenses Lender and Servicer incur arising from such release (including reasonable attorneys’ fees and expenses) and Borrower shall pay, in connection with such release, (i) all recording charges, filing fees, taxes or other expenses payable in connection therewith, and (ii)  to any Servicer, the current fee being assessed by such Servicer to effect such release.  In addition, Borrower shall comply with Lender’s or Servicer’s reasonable requirements in connection with such release.

Section 2.7

Lockbox Account/Cash Management.

2.7.1

Lockbox Account.

(a)

Borrower shall, simultaneously herewith, establish and maintain an account (the “Lockbox Account”) with a Lockbox Bank acceptable to Lender and Agent in their reasonable discretion in trust for the benefit of Lender, which Lockbox Account shall be under the sole dominion and control of Lender.  The Lockbox Account shall be entitled “Inland Diversified Shreveport Regal Court, L.L.C., a Delaware limited liability company, as Borrower and JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, as Lender, pursuant to Loan Agreement dated as of May 19, 2010 – Lockbox Account”.  Borrower, Lender and Lockbox Bank shall execute a Lockbox Agreement in form and substance acceptable to Lender whereby Borrower shall grant to Lender a first-priority security interest in the Lockbox Account and all deposits at any time contained therein and the proceeds thereof and agrees take all actions necessary to maintain in favor of Lender a perfected first priority security interest in the Lockbox Account, including, without limitation, filing UCC-1 Financing Statements and continuations thereof.  Lender (or Servicer on Lender’s behalf) shall have the sole right to make withdrawals from the Lockbox Account and all costs and expenses for establishing and maintaining the Lockbox Account shall be paid by Borrower.  All monies now or hereafter deposited into the Lockbox Account shall be deemed additional security for the Debt.  The Lockbox Agreement and Lockbox Account shall remain in effect until the Loan has been repaid in full.

(b)

Borrower shall, or shall cause Manager to, on or prior to the Closing Date, deliver written notice to all Tenants under Leases directing such Tenants to deliver all Rents payable

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thereunder directly to the Lockbox Account (a “Tenant Direction Letter”).  Borrower shall, and shall cause Manager to, deposit all amounts received by Borrower or Manager constituting Rents into the Lockbox Account within two (2) Business Days after receipt thereof.

(c)

Prior to a Cash Sweep Event, funds in the Lockbox Account shall be transferred daily to an account maintained by Borrower and under Borrower’s dominion and control.  Notwithstanding the foregoing, during a Cash Sweep Period, Lockbox Bank shall transfer to the Cash Management Account in immediately available funds by federal wire transfer all amounts on deposit in the Lockbox Account once every Business Day throughout the term of the Loan.  Following a Cash Sweep Event Cure, such sweep to the Cash Management Account shall be terminated and funds in the Lockbox Account again shall be transferred to an account maintained by Borrower and under Borrower’s dominion and control pursuant to Borrower’s written instruction.  Notwithstanding anything to the contrary contained in this Section 2.7.1(c), if a Permitted Paydown Event has not occurred on or before October 1, 2010, Lockbox Bank shall transfer to the Cash Management Account in immediately available funds by federal wire transfer all amounts on deposit in the Lockbox Account once every Business Day throughout the term of the Loan.

(d)

Upon the occurrence of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in the Lockbox Account to the payment of the Debt in any order in its sole discretion.

(e)

The Lockbox Account shall not be commingled with other monies held by Borrower, any Affiliate of Borrower, Manager or Lockbox Bank.

(f)

Borrower shall not further pledge, assign or grant any security interest in the Lockbox Account or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

(g)

Borrower shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys’ fees and expenses) arising from or in any way connected with the Lockbox Account and/or the Lockbox Agreement (unless arising from the gross negligence or willful misconduct of Lender) or the performance of the obligations for which the Lockbox Account was established.

2.7.2

Cash Management Account.

(a)

Within five (5) Business Days of Borrower’s receipt of Lender’s notice that a Cash Sweep Event has occurred, Borrower shall establish and maintain a segregated Eligible Account (the “Cash Management Account”) to be held by Agent in trust and for the benefit of Lender, which Cash Management Account shall be under the sole dominion and control of Lender.  The Cash Management Account shall be entitled “Inland Diversified Shreveport Regal Court, L.L.C., a Delaware limited liability company, as Borrower and JPMorgan Chase Bank, N.A., as Lender, pursuant to Loan Agreement dated as of May 19, 2010 - Cash Management Account.”  Borrower, Lender and Agent shall execute a Cash Management Agreement whereby

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Borrower shall grant to Lender a first-priority security interest in the Cash Management Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of Lender a perfected first priority security interest in the Cash Management Account, including, without limitation, filing UCC-1 Financing Statements and continuations thereof.  Borrower will not in any way alter or modify the Cash Management Account and will notify Lender of the account number thereof.  Lender (or Servicer on Lender’s behalf) shall have the sole right to make withdrawals from the Cash Management Account and all costs and expenses for establishing and maintaining the Cash Management Account shall be paid by Borrower.  Notwithstanding anything to the contrary contained in this Section 2.7.2(a), if a Permitted Paydown Event has not occurred by October 1, 2010, Borrower immediately shall establish and maintain the Cash Management Account in accordance with the provisions of this Section 2.7.2(a). In connection therewith, Lender is not required to provide notice to Borrower, written or otherwise, directing Borrower to establish the Cash Management Account.

(b)

The insufficiency of funds on deposit in the Cash Management Account shall not relieve Borrower from the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

(c)

All funds on deposit in the Cash Management Account following the occurrence of an Event of Default may be applied by Lender in such order and priority as Lender shall determine.

(d)

Borrower hereby agrees that Lender may modify the Cash Management Agreement for the purpose of establishing additional sub-accounts in connection with any payments otherwise required under this Agreement and the other Loan Documents and Lender shall provide notice thereof to Borrower.

2.7.3

Payments Received under the Cash Management Agreement.

 Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower’s obligations with respect to the payment of the Monthly Debt Service Payment Amount and amounts required to be deposited into the Reserve Funds, if any, shall be deemed satisfied to the extent sufficient amounts are deposited in the Cash Management Account to satisfy such obligations pursuant to this Agreement on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender.

ARTICLE III - CONDITIONS PRECEDENT

Section 3.1

Conditions Precedent to Closing.

 The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrower or waiver by Lender of all of the conditions precedent to closing set forth in the application or term sheet for the Loan delivered by Borrower to Lender and the commitment or commitment rider, if any, to the application or term sheet for the Loan issued by Lender.

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ARTICLE IV - REPRESENTATIONS AND WARRANTIES

Section 4.1

Borrower Representations.

 Borrower represents and warrants as of the date hereof that:

4.1.1

Organization.

 Borrower has been duly organized and is validly existing and in good standing with requisite power and authority to own the Property and to transact the businesses in which it is now engaged.  Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its businesses and operations.  Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own the Property and to transact the businesses in which it is now engaged, and the sole business of Borrower is the ownership, management and operation of the Property.  The ownership interests in Borrower are as set forth on the organizational chart attached hereto as Schedule III.

4.1.2

Proceedings.

 Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents.  This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

4.1.3

No Conflicts.

 The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement, management agreement or other agreement or instrument to which Borrower is a party or by which any of the Property or Borrower’s assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over Borrower or any of Borrower’s properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such Governmental Authority required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

4.1.4

Litigation.

 There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to Borrower’s knowledge, threatened against or affecting Borrower, Guarantor, Principal or the Property, which actions, suits or proceedings, if determined against Borrower, Guarantor, Principal or the Property, might materially adversely affect the condition (financial or otherwise) or business of Borrower, Guarantor, Principal or the condition or ownership of the Property.

4.1.5

Agreements.

 Except for those instruments and agreements set forth as Permitted Exceptions in the Title Insurance Policy, Borrower is not a party to any agreement or instrument

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or subject to any restriction which might materially and adversely affect Borrower or the Property, or Borrower’s business, properties or assets, operations or condition, financial or otherwise.  To Borrower’s knowledge, Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or the Property is bound.  Borrower has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party or by which Borrower or the Property is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Property as permitted pursuant to clause (xxiii) of the definition of “Special Purpose Entity” set forth in Section 1.1 hereof and (b) obligations under the Loan Documents.

4.1.6

Title.

 Borrower has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of the Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. To the best of Borrower’s knowledge, the Permitted Encumbrances in the aggregate do not materially and adversely affect the value, operation or use of the Property (as currently used) or Borrower’s ability to repay the Loan.  To the best of Borrower’s knowledge, the Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on the Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents.  There are no claims for payment for work, labor or materials affecting the Property which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents.

4.1.7

Solvency.

 Borrower has (a) not entered into this transaction or executed the Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under such Loan Documents.  Giving effect to the Loan, the fair saleable value of Borrower’s assets exceeds and will, immediately following the making of the Loan, exceed Borrower’s total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities.  The fair saleable value of Borrower’s assets is and will, immediately following the making of the Loan, be greater than Borrower’s probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured.  Borrower’s assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.  Borrower does not intend to, and does not believe that it will, incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower).  No petition in bankruptcy has been filed against Borrower or, to the best of Borrower’s knowledge, any constituent Person in the last seven (7) years, and neither Borrower nor, to the best of Borrower’s knowledge, any constituent Person in the last seven (7) years has ever made an assignment for

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the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors.  Neither Borrower nor any of its constituent Persons are contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower’s assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or such constituent Persons.

4.1.8

Full and Accurate Disclosure.

 To Borrower’s  knowledge, no statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading.  There is no material fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower.

4.1.9

No Plan Assets.

 Borrower does not sponsor, is not obligated to contribute to, and is not itself an “employee benefit plan,” as defined in Section 3(3) of ERISA, subject to Title I of ERISA or Section 4975 of the Code, and none of the assets of Borrower constitutes or will constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.  In addition, (a) Borrower is not a “governmental plan” within the meaning of Section 3(32) of ERISA and (b) transactions by or with Borrower are not subject to any state or other statute , regulation or other restriction regulating investments of, or fiduciary obligations with respect to, governmental plans within the meaning of Section 3(32) of ERISA which is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code and which prohibit or otherwise restrict the transactions contemplated by this Agreement, including but not limited to the exercise by Lender of any of its rights under the Loan Documents.

4.1.10

Compliance.

 Except as disclosed in the zoning reports obtained by Lender in connection with the origination of the Loan (but only to the extent that Borrower has no knowledge of any inconsistencies contained therein), Borrower and the Property and the use thereof comply in all material respects with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes.  Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority.  There has not been committed by Borrower or, to Borrower’s knowledge, any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any other Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents.  On the Closing Date, the Improvements at the Property were in material compliance with applicable law.

4.1.11

Financial Information.

 All financial data, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender in connection with the Loan (a) are true, complete and correct in all material respects, (b) accurately represent the financial condition of Borrower and the Property, as applicable, as of the date of such reports, and (c) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein; provided, however, that if any financial data is delivered to Lender by any Person other than Borrower, Guarantor or any Affiliate of Borrower or Guarantor,

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or if such financial data has been prepared by or at the direction of any Person other than Borrower, Guarantor or any Affiliate of Borrower or Guarantor, then the foregoing representations with respect to such financial data shall be to the best of each of Borrower’s knowledge, after due inquiry.  Except for Permitted Encumbrances, Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a material adverse effect on the Property or the operation thereof as retail property, except as referred to or reflected in said financial statements.  Since the date of such financial statements, there has been no material adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements.

4.1.12

Condemnation.

 No Condemnation or other similar proceeding has been commenced or, to Borrower’s best knowledge, is threatened or contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

4.1.13

Federal Reserve Regulations.

 No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

4.1.14

Utilities and Public Access.

 The Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its intended uses.  All public utilities necessary or convenient to the full use and enjoyment of the Property are located either in the public right-of-way abutting the Property (which are connected so as to serve the Property without passing over other property) or in recorded easements serving the Property and such easements are set forth in and insured by the Title Insurance Policy.  All roads necessary for the use of the Property for its current purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

4.1.15

Not a Foreign Person.

 Borrower is not a “foreign person” within the meaning of §1445(f)(3) of the Code.

4.1.16

Separate Lots.

 The Property is comprised of one (1) or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of the Property.

4.1.17

Assessments.

 There are no pending or, to Borrower’s knowledge, proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments.

4.1.18

Enforceability.

 The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower or Guarantor, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable (subject to principles of equity and

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bankruptcy, insolvency and other laws generally affecting creditors’ rights and the enforcement of debtors’ obligations), and neither Borrower nor Guarantor has asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

4.1.19

No Prior Assignment.

 There are no prior assignments of the Leases or any portion of the Rents which are presently outstanding.

4.1.20

Insurance.

 Borrower has obtained and has delivered to Lender certified copies of the Policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement.  To the best of Borrower’s knowledge, no claims have been made or are currently pending, outstanding or otherwise remain unsatisfied under any such Policy, which would materially and adversely affect the value, operation or use of the Property or Borrower’s ability to repay the Loan, and no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such Policy.

4.1.21

Use of Property.

 The Property is used exclusively for retail purposes and other appurtenant and related uses.

4.1.22

Certificate of Occupancy; Licenses.

 All certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits required to be obtained by Borrower for the legal use, occupancy and operation of the Property have been obtained and are in full force and effect, and to the best of Borrower’s knowledge after due inquiry, all certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits required to be obtained by any Person other than Borrower for the legal use, occupancy and operation of the Property as a retail shopping center, have been obtained and are in full force and effect.  The use being made of the Property is in conformity with the certificate of occupancy issued for the Property.

4.1.23

Flood Zone.

  None of the Improvements on the Property are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards, or, if so located, the flood insurance required pursuant to Section 6.1(a)(i) is in full force and effect with respect to the Property.

4.1.24

Physical Condition.

 Except as disclosed in the Physical Conditions Reports delivered to Lender in connecting with the Loan, to Borrower’s knowledge, the Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in the Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

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4.1.25

Boundaries.

 To the best of Borrower’s knowledge after due inquiry, all of the improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining properties encroach upon the Property, and no easements or other encumbrances upon the Property encroach upon any of the Improvements, so as to affect the value or marketability of the Property except those which are insured against by the Title Insurance Policy.

4.1.26

Leases.

 The Property is not subject to any Leases other than the Leases described in the certified rent roll delivered to Lender in connection with the closing of the Loan (the “Certified Rent Roll”), which rent roll is true, complete and accurate in all respects as of the Closing Date.  Borrower is the owner and lessor of landlord’s interest in the Leases.  No Person has any possessory interest in the Property or right to occupy the same except under and pursuant to the provisions of the Leases.  The current Leases are in full force and effect, and, to Borrower’s knowledge after due inquiry, there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder.  No Rent has been paid more than one (1) month in advance of its due date.  All security deposits are held by Borrower in accordance with applicable law.  All work to be performed by Borrower under each Lease has been performed as required and has been accepted by the applicable Tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Borrower to any Tenant has already been received by such Tenant.  There has been no prior sale, transfer or assignment, hypothecation or pledge of any Lease or of the Rents received therein which is outstanding.  To Borrower’s knowledge after due inquiry, no Tenant listed on the Certified Rent Roll has assigned its Lease or sublet all or any portion of the premises demised thereby, no such Tenant holds its leased premises under assignment or sublease, nor does anyone except such Tenant and its employees occupy such leased premises.  Except as disclosed to Lender in writing, no Tenant under any Lease has a right or option pursuant to such Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part.  No Tenant under any Lease has any right or option for additional space in the Improvements.

4.1.27

Survey.

 The Survey for the Property delivered to Lender in connection with this Agreement does not fail to reflect any material matter affecting the Property or the title thereto.

4.1.28

Inventory.

 Borrower is the owner of all of the Equipment, Fixtures and Personal Property (as such terms are defined in the Mortgage) located on or at the Property, other than Equipment, Fixtures and Personal Property owned by the Tenants under the Leases, and shall not lease any Equipment, Fixtures or Personal Property other than as permitted hereunder.  All of the Equipment, Fixtures and Personal Property are sufficient to operate the Property in the manner required hereunder and in the manner in which it is currently operated.

4.1.29

Filing and Recording Taxes.

 All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the acquisition of the Property by Borrower have been paid or are simultaneously being paid.  All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing,

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registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgage, have been paid.

4.1.30

Special Purpose Entity/Separateness.

(a)

Until the Debt has been paid in full, Borrower hereby represents, warrants and covenants that (i) Borrower has been since its formation, is now, and shall continue to be a Special Purpose Entity and (ii) Principal (if any) has been since its formation, is now, and shall continue to be a Special Purpose Entity.

(b)

The representations, warranties and covenants set forth in Section 4.1.30(a) shall survive for so long as the outstanding balance of the Loan remains unpaid.

(c)

Any and all of the stated facts and assumptions made in any Insolvency Opinion, including, but not limited to, any exhibits attached thereto, will have been and shall be true and correct in all respects, and Borrower and Principal will have complied and will comply with all of the stated facts and assumptions made with respect to it in any Insolvency Opinion.  Each entity other than Borrower and Principal with respect to which an assumption is made or a fact stated in any Insolvency Opinion will have complied and will comply with all of the assumptions made and facts stated with respect to it in any such Insolvency Opinion.  Borrower covenants that in connection with any Additional Insolvency Opinion delivered in connection with this Agreement it shall provide an updated certification regarding compliance with the facts and assumptions made therein.

(d)

Borrower covenants and agrees that Borrower shall provide Lender with thirty (30) days’ prior written notice prior to the removal of an Independent Director of any of Borrower and/or Principal.

(e)

Each amendment and each restatement of the organizational documents of Borrower or Principal has been accomplished in accordance with, and was permitted by, the relevant provisions of each such document prior to its amendment or restatement from time-to-time.

4.1.31

Management Agreement.

 The Management Agreement is in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder.  The Management Agreement was entered into on commercially reasonable terms.

4.1.32

Illegal Activity.

 No portion of the Property has been or will be purchased with proceeds of any illegal activity.

4.1.33

No Change in Facts or Circumstances; Disclosure.

 All information submitted by and on behalf of Borrower to Lender and in all financial statements, rent rolls (including the Certified Rent Roll), reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower in this Agreement or in any other Loan Document, are true, complete and correct in all material respects, provided, however, that if such information was provided to Borrower by non-affiliated third parties, Borrower represents that such information is, to the best of its knowledge after due

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inquiry, true, complete and correct in all material respects.  There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might materially and adversely affect the use, operation or value of the Property or the business operations or the financial condition of Borrower.  Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any Provided Information or representation or warranty made herein to be materially misleading.

4.1.34

Investment Company Act.

 Borrower is not (a) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (b) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

4.1.35

Embargoed Person.

  As of the date hereof and at all times throughout the term of the Loan, including after giving effect to any Transfers permitted pursuant to the Loan Documents, (but excluding, for purposes of the representations and warranties being given by Borrower in this Section 4.1.35, any Person or Persons that acquire directly as a result of the death of a natural person publicly held shares in Guarantor after the initial sale or offering thereof), (a) none of the funds or other assets of Borrower or Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person; (b) no Embargoed Person has any interest of any nature whatsoever in Borrower or Guarantor, as applicable, with the result that the investment in Borrower or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of law; and (c) none of the funds of Borrower or Guarantor, as applicable, have been derived from any unlawful activity with the result that the investment in Borrower or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of law.

4.1.36

Principal Place of Business; State of Organization.

 Borrower’s principal place of business as of the date hereof is the address set forth in the introductory paragraph of this Agreement.  The Borrower is organized under the laws of the State of Delaware and its organizational identification number is 4819794.  Borrower shall not change its principal place of business set forth in the introductory paragraph of this Agreement without first giving Lender thirty (30) days prior written notice.  Borrower shall not change the place of its organization without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.  Upon Lender’s request, Borrower shall execute and deliver additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Lender’s security interest in the Property as a result of such change of principal place of business or place of organization.

4.1.37

Environmental Representations and Warranties.

 To the best of Borrower’s knowledge, and except as otherwise disclosed by that certain Phase I environmental report (or Phase II environmental report, if required) delivered to Lender by Borrower in connection with the origination of the Loan (such report is referred to below as the “Environmental Report”),

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(a) there are no Hazardous Substances or underground storage tanks in, on, or under the Property, except those that are (i) in compliance with Environmental Laws and with permits issued pursuant thereto (to the extent such permits are required under Environmental Law), (ii) de-minimis amounts necessary to operate the Property for the purposes set forth in the Loan Agreement which will not result in an environmental condition in, on or under the Property and which are otherwise permitted under and used in compliance with Environmental Law and (iii) fully disclosed to Lender in writing pursuant the Environmental Report; (b) there are no past, present or threatened Releases of Hazardous Substances in, on, under or from the Property which has not been fully remediated in accordance with Environmental Law; (c) there is no threat of any Release of Hazardous Substances migrating to the Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property which has not been fully remediated in accordance with Environmental Law; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a Governmental Authority) relating to Hazardous Substances or Remediation thereof, of possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has truthfully and fully disclosed to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property that is known to Borrower and has provided to Lender all information that has been requested by Lender relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property, to the extent such is contained in Borrower’s files and records.  To Borrower’s actual knowledge based on the Environmental Report delivered to Lender in connection herewith, no hazardous wastes or toxic substances, as defined by applicable federal, state or local statutes, rules and regulations, have been disposed, stored or treated by any tenant under any Lease on or about the leased premises nor does Borrower have any knowledge of any tenant’s intention to use its leased premises for any activity which, directly or indirectly, involves the use, generation, treatment, storage, disposal or transportation of any petroleum product or any toxic or hazardous chemical, material, substance or waste, except in either event, in compliance with applicable federal, state or local statues, rules and regulations.

4.1.38

Cash Management.  Borrower hereby represents and warrants to Lender that:

(a)

This Agreement, together with the other Loan Documents, create a valid and continuing security interest (as defined in the Uniform Commercial Code of the State of New York) in the Lockbox Account in favor of Lender, which security interest is prior to all other Liens, other than Permitted Encumbrances, and is enforceable as such against creditors of and purchasers from Borrower.  Other than in connection with the Loan Documents and except for Permitted Encumbrances, Borrower has not sold, pledged, transferred or otherwise conveyed the Lockbox Account;

(b)

The Lockbox Account constitutes “deposit accounts” and/or “securities accounts” within the meaning of the Uniform Commercial Code of the State of New York;

(c)

Pursuant and subject to the terms hereof and the other applicable Loan Documents, the Lockbox Bank has agreed to comply with all instructions originated by Lender,

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without further consent by Borrower, directing disposition of the Lockbox Account and all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon, and all proceeds thereof (including proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities; and

(d)

The Lockbox Account is not in the name of any Person other than Borrower, as pledgor, or Lender, as pledgee. Borrower has not consented to the Lockbox Bank complying with instructions with respect to the Lockbox Account from any Person other than Lender.

(e)

The Property is not subject to any cash management system as of the date hereof, and any and all existing tenant instruction letters issued in connection with any previous financing have been duly terminated prior to the date hereof.

Section 4.2

Survival of Representations.

 Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 hereof and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower.  All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

ARTICLE V - BORROWER COVENANTS

Section 5.1

Affirmative Covenants.

 From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of the Mortgage encumbering the Property (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

5.1.1

Existence; Compliance with Legal Requirements.

 Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and the Property, including, without limitation, building and zoning codes and certificates of occupancy.  There shall never be committed by Borrower, and Borrower shall never permit any other Person in occupancy of or involved with the operation or use of the Property to commit any act or omission affording the federal government or any state or local government the right of forfeiture against the Property or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents.  Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.  Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep the Property in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Loan Documents.  Borrower shall keep the Property insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in

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this Agreement.  After prior written notice to Lender, Borrower, at Borrower’s own expense, may contest by appropriate legal proceeding promptly initiated and conducted in good faith and with due diligence, the validity of any Legal Requirement, the applicability of any Legal Requirement to Borrower or the Property or any alleged violation of any Legal Requirement, provided that (i) such proceeding shall be permitted under and be conducted in accordance with the provisions of any instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (ii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iii) Borrower shall promptly upon final determination thereof comply with any such Legal Requirement determined to be valid or applicable or cure any violation of any Legal Requirement; (iv) such proceeding shall suspend the enforcement of the contested Legal Requirement against Borrower or the Property; and (v) Borrower shall furnish such security as may be required in the proceeding, or as may be requested by Lender, to insure compliance with such Legal Requirement, together with all interest and penalties payable in connection therewith.  Lender may apply any such security, as necessary to cause compliance with such Legal Requirement at any time when, in the reasonable judgment of Lender, the validity, applicability or violation of such Legal Requirement is finally established or the Property (or any part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost.

5.1.2

Taxes and Other Charges.

 Borrower shall pay or cause to be paid all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable; provided, however, Borrower’s obligation to directly pay Taxes shall be suspended for so long as Borrower complies with the terms and provisions of Section 7.2 hereof.  Borrower will deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent no later than ten (10) days prior to the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid.  Borrower shall furnish to Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent (provided, however, Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 7.2 hereof).  If Borrower pays or causes to be paid all Taxes and Other Charges and provides a copy of the receipt evidencing the payment thereof to Lender, then Lender shall reimburse Borrower provided that there are then sufficient proceeds in the Tax and Insurance Escrow Fund.  Upon written request of Borrower, if Lender has paid such Taxes pursuant to Section 7.2 hereof, Lender shall provide Borrower with evidence that such Taxes have been paid.  Borrower shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Property, and shall promptly pay for all utility services provided to the Property.  After prior written notice to Lender, Borrower, at Borrower’s own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) Borrower is permitted to do so under the provisions of any mortgage, deed of trust, indemnity deed of trust or deed to secure debt superior in lien to the Mortgage; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (iii) neither the Property nor any part thereof or interest

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therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the Property; and (vi) Borrower shall furnish such security as may be required in the proceeding, or as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.  Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established or the Property (or part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost or there shall be any danger of the Lien of the Mortgage being primed by any related Lien.

5.1.3

Litigation.

 Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower and/or Guarantor which might materially adversely affect Borrower’s or Guarantor’s condition (financial or otherwise) or business or the Property.

5.1.4

Access to Property.

 Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice, subject to the rights of Tenants under their respective Leases.

5.1.5

Notice of Default.

 Borrower shall promptly advise Lender of any material adverse change in Borrower’s or Guarantor’s condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

5.1.6

Cooperate in Legal Proceedings.

 Borrower shall cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

5.1.7

Perform Loan Documents.

 Borrower shall observe, perform and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents executed and delivered by, or applicable to, Borrower.

5.1.8

Award and Insurance Benefits.

 Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Awards or Insurance Proceeds lawfully or equitably payable in connection with the Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including reasonable attorneys’ fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of Casualty or Condemnation affecting the Property or any part thereof) out of such Insurance Proceeds.

5.1.9

Further Assurances.

 Borrower shall, at Borrower’s sole cost and expense:

(a)

furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance

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reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by Borrower pursuant to the terms of the Loan Documents or which are reasonably requested by Lender in connection therewith;

(b)

execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require; and

(c)

do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

5.1.10

Principal Place of Business, State of Organization.

 Borrower will not cause or permit any change to be made in its name, identity (including its trade name or names), place of organization or formation (as set forth in Section 4.1.36 hereof) or Borrower’s corporate or partnership or other structure unless Borrower shall have first notified Lender in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Lender for the purpose of perfecting or protecting the lien and security interests of Lender pursuant to this Agreement, and the other Loan Documents and, in the case of a change in Borrower’s structure, without first obtaining the prior written consent of Lender, which consent may given or denied in Lender’s sole discretion.  Upon Lender’s request, Borrower shall, at Borrower’s sole cost and expense, execute and deliver additional security agreements and other instruments which may be necessary to effectively evidence or perfect Lender’s security interest in the Property as a result of such change of principal place of business or place of organization.  Borrower’s principal place of business and chief executive office, and the place where Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium or recording, including software, writings, plans, specifications and schematics, has been for the preceding four months (or, if less, the entire period of the existence of Borrower) and will continue to be the address of Borrower set forth at the introductory paragraph of this Agreement (unless Borrower notifies Lender in writing at least thirty (30) days prior to the date of such change).  Borrower shall promptly notify Lender of any change in its organizational identification number.  If Borrower does not now have an organizational identification number and later obtains one, Borrower promptly shall notify Lender of such organizational identification number.

5.1.11

Financial Reporting.

(a)

Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with the requirements for a Special Purpose Entity set forth herein and GAAP (or such other accounting basis acceptable to Lender), proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation of the Property.  Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or any other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire.  After the occurrence and during the continuance of an Event of Default,

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Borrower shall pay any costs and expenses incurred by Lender to examine Borrower’s accounting records with respect to the Property, as Lender shall reasonably determine to be necessary or appropriate in the protection of Lender’s interest.

(b)

Borrower will furnish, or cause to be furnished, to Lender annually, within ninety (90) days following the end of each Fiscal Year a consolidated and annotated annual financial statement of Borrower, Principal (if any) and Guarantor audited by an accounting firm or other independent certified public accountant reasonably acceptable to Lender in accordance with GAAP covering the Property for such Fiscal Year, together with unaudited financial statements relating to Borrower and the Property.  Such financial statements for the Property for such Fiscal Year shall contain statements of profit and loss for Borrower and the Property and a balance sheet for Borrower.  Such statements shall set forth the financial condition and the results of operations for the Property for such Fiscal Year, and shall include, but not be limited to, amounts representing annual Net Cash Flow, Net Operating Income, Gross Income from Operations and Operating Expenses. Borrower’s annual financial statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior Fiscal Year, (ii) an Officer’s Certificate stating that each such annual financial statement presents fairly the financial condition and the results of operations of Borrower and the Property and has been prepared in accordance with GAAP, (iii) an unqualified opinion of an accounting firm or other independent certified public accountant reasonably acceptable to Lender, (iv) a certified rent roll containing current rent, lease expiration dates and the square footage occupied by each tenant, (v) an Officer’s Certificate with a certified schedule reconciling Net Operating Income to Net Cash Flow (the “Net Cash Flow Schedule”), which shall itemize all adjustments made to Net Operating Income to arrive at Net Cash Flow deemed material by the certifying officer of Borrower.  Together with Borrower’s annual financial statements, Borrower shall furnish to Lender an Officer’s Certificate certifying as of the date thereof whether there exists an event or circumstance which constitutes a Default or Event of Default under the Loan Documents executed and delivered by, or applicable to, Borrower, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same.

(c)

Borrower will furnish, or cause to be furnished, to Lender on or before forty five (45) days after the end of each calendar quarter the following items, accompanied by an Officer’s Certificate stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and the Property (subject to normal year-end adjustments) as applicable:  (i) a rent roll for the subject months; (ii) quarterly and year-to-date operating statements (including Capital Expenditures) prepared for each calendar quarter, noting Net Operating Income, Gross Income from Operations, and Operating Expenses (not including any contributions to the Replacement Reserve Fund, Rollover Fund or Required Repair Fund, and other information necessary and sufficient to fairly represent the financial position and results of operation of the Property during such calendar quarter, and containing a comparison of budgeted income and expenses and the actual income and expenses together with a detailed explanation of any variances of five percent (5%) or more between budgeted and actual amounts for such periods, all in form satisfactory to Lender; (iii) a calculation reflecting the annual Debt Service Coverage Ratio for the immediately preceding three (3) month, six (6) month and twelve (12) month periods, respectively, as of the last day of each such period; and (iv) a Net Cash Flow Schedule.  In addition, such certificate shall also be accompanied by an Officer’s Certificate

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stating that the representations and warranties of Borrower set forth in Section 4.1.30(a) are true and correct as of the date of such certificate.

(d)

For the partial year period commencing upon the Closing Date and for each Fiscal Year thereafter, Borrower shall submit to Lender an Annual Budget not later than thirty (30) days prior to the commencement of such period or Fiscal Year in form reasonably satisfactory to Lender.  The Annual Budget shall be subject to Lender’s written approval (each such Annual Budget, an “Approved Annual Budget”).  In the event that Lender objects to a proposed Annual Budget submitted by Borrower, Lender shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise such Annual Budget and resubmit the same to Lender.  Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise the same in accordance with the process described in this Section 5.1.11(d) until Lender approves the Annual Budget.  Until such time that Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided, that, such Approved Annual Budget shall be adjusted to reflect actual increases in Taxes, Insurance Premiums and Other Charges.  Notwithstanding the foregoing, upon the occurrence of a Permitted Paydown Event and so long as no Lockbox Trigger Event has occurred, Lender shall waive the requirement set forth herein for Borrower to submit an Approved Annual Budget; provided, however, for the avoidance of doubt, upon the occurrence of a Lockbox Trigger Event, Borrower is required to submit an Approved Annual Budget for the partial year period commencing upon such Lockbox Trigger Event and for each Fiscal Year thereafter in accordance with the terms of this Section 5.1.11(d).

(e)

Borrower shall furnish to Lender, within ten (10) Business Days after request (or as soon thereafter as may be reasonably possible), such further detailed information with respect to the operation of the Property and the financial affairs of Borrower as may be reasonably requested by Lender.

(f)

Borrower shall furnish to Lender, within ten (10) Business Days after Lender’s request (or as soon thereafter as may be reasonably possible), financial and sales information from any Tenant designated by Lender (to the extent such financial and sales information is required to be provided under the applicable Lease and same is received by Borrower after request therefor).

(g)

Borrower will cause Guarantor to furnish to Lender annually, within one hundred twenty (120) days following the end of each Fiscal Year of Guarantor, financial statements audited by an independent certified public accountant, which shall include an annual balance sheet and profit and loss statement of Guarantor, in the form reasonably required by Lender.

(h)

Any reports, statements or other information required to be delivered under this Agreement shall be delivered (i) in paper form, (ii) on a diskette, and (iii) if requested by Lender and within the capabilities of Borrower’s data systems without change or modification thereto, in electronic form and prepared using Microsoft Word for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).  Borrower agrees that Lender may disclose information regarding the Property and Borrower that is provided to Lender

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pursuant to this Section 5.1.11(h) in connection with the Securitization to such parties requesting such information in connection with such Securitization.

5.1.12

Business and Operations.

 Borrower will continue to engage in the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Property.  Borrower will qualify to do business and will remain in good standing under the laws of the jurisdiction of its formation as and to the extent the same are required for the ownership, maintenance, management and operation of the Property. Borrower shall at all times during the term of the Loan, continue to own all of Equipment, Fixtures and Personal Property which are necessary to operate the Property in the manner required hereunder and in the manner in which it is currently operated.

5.1.13

Title to the Property.

 Borrower will warrant and defend (a) the title to the Property and every part thereof, subject only to Liens permitted hereunder (including Permitted Encumbrances) and (b) the validity and priority of the Lien of the Mortgage on the Property, subject only to Liens permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever.  Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys’ fees and expenses) incurred by Lender if an interest in the Property, other than as permitted hereunder, is claimed by another Person.

5.1.14

Costs of Enforcement.

 In the event (a) that the Mortgage encumbering the Property is foreclosed in whole or in part or that the Mortgage is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any mortgage encumbering the Property prior to or subsequent to the Mortgage in which proceeding Lender is made a party, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys’ fees and expenses, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

5.1.15

Estoppel Statement.

(a)

After request by Lender, Borrower shall within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth (i)  the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the Interest Rate of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, claimed by Borrower, and (vi) that the Note, this Agreement, the Mortgage and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

(b)

Borrower shall use commercially reasonable efforts to deliver to Lender upon request, tenant estoppel certificates from each commercial Tenant leasing space at the Property in form and substance reasonably satisfactory to Lender provided that Borrower shall not be required to deliver such certificates more frequently than two (2) times in any calendar year.

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(c)

Within thirty (30) days of a written request by Borrower, Lender shall deliver to Borrower a statement setting forth the items described at (a)(i), (ii), (iii) and (iv) of this Section 5.1.15.

5.1.16

Loan Proceeds.

 Borrower shall use the proceeds of the Loan received by it on the Closing Date only for the purposes set forth in Section 2.1.4 hereof.

5.1.17

Performance by Borrower.

 Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower without the prior written consent of Lender.

5.1.18

Confirmation of Representations.

 Borrower shall deliver, in connection with any Securitization, (a) one (1) or more Officer’s Certificates certifying as to the accuracy of all representations made by Borrower in the Loan Documents as of the date of the closing of such Securitization, and (b) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower, Principal and Guarantor as of the date of the Securitization.

5.1.19

Environmental Covenants.

(a)

Borrower covenants and agrees that:  (i) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (ii) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (iii) there shall be no Hazardous Substances in, on, or under the Property, except those that are (A) in compliance with all Environmental Laws and with permits issued pursuant thereto, (B) in de-minimis amounts necessary to operate the Property for the purposes set forth in the Loan Agreement which will not result in an environmental condition in, on or under the Property and which are otherwise permitted under and used in compliance with Environmental Law, and (C) fully disclosed to Lender in writing; (iv) subject to a right to contest under applicable environmental law, provided any such contest stays any enforcement proceeding by the applicable authority, Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the “Environmental Liens”); (v) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to subsection (b) below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (vi) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender made in the event that Lender has a good faith reason to believe based upon credible evidence or information that an environmental hazard exists on or affects the Property (including but not limited to sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (vii)

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Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender made in the event that Lender has a good faith reason to believe based on credible evidence or information that an environmental hazard exists on or affects the Property to (A) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (B) comply with any Environmental Law; (C) comply with any directive from any Governmental Authority; and (D) take any other reasonable action necessary or appropriate for protection of human health or the environment; (viii) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any Person (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, involves Hazardous Substances or an environmental condition and constitutes a public or private nuisance, involves Hazardous Substances or an environmental condition and constitutes waste, or involves Hazardous Substances or an environmental condition and constitutes and violates any covenant, condition, agreement or easement applicable to the Property; and (ix) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication of which any Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Section.

(b)

In the event that Lender has reason to believe that an environmental hazard exists on the Property that does not, in Lender’s sole discretion, endanger any Tenants or other occupants of the Property or their guests or the general public or materially and adversely affect the value of the Property, upon reasonable notice from Lender, Borrower shall, at Borrower’s expense, promptly cause an engineer or consultant satisfactory to Lender to conduct an environmental assessment or audit (the scope of which shall be determined in Lender’s sole and absolute discretion) and take any samples of soil, groundwater or other water, air, or building materials or any other invasive testing requested by Lender and promptly deliver the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to Lender within a reasonable period or if Lender has reason to believe that an environmental hazard exists on the Property that, in Lender’s sole judgment, endangers any Tenant or other occupant of the Property or their guests or the general public or may materially and adversely affect the value of the Property, upon reasonable notice to Borrower, Lender and any other Person designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender’s sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and reasonably conducting other invasive testing.  Borrower shall

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cooperate with and provide Lender and any such Person designated by Lender with access to the Property.

5.1.20

Leasing Matters.

(a)

Borrower may enter into Leases or modify existing Leases demising a portion of the Property less than or equal to the Relevant Leasing Threshold without Lender’s prior written approval provided such Leases are to unaffiliated, third-party tenants and shall be on commercially reasonable terms and shall not contain any terms which would materially affect Lender’s rights under the Loan Documents, and further provided that such Leases shall provide that (x) they are subordinate to the Mortgage encumbering the Property, and (y) the tenant thereunder agrees to attorn to Lender or any purchaser at a sale by foreclosure or power of sale.

(b)

Borrower may not enter into a Lease or modify an existing Lease covering all or substantially all of the Property without the prior written approval of Lender, which approval may be given or withheld in the sole discretion of Lender.

(c)

Borrower may not enter into Leases or modify existing Leases demising a portion of the Property greater than the Relevant Leasing Threshold without the prior written approval of Lender, provided, however, Lender shall not withhold such approval if Borrower delivers to Lender, together with its request for approval, an abstract or summary of the proposed Lease terms and an Officer’s Certificate certifying that the Leasing Conditions have been satisfied.

(d)

To the extent Lender’s written approval is required pursuant to this Section 5.1.20 to any Lease or modification (excluding a Lease for all or substantially all of the Property, the approval of which is required pursuant to Section 5.1.20(b) hereof), Borrower’s written request therefor shall be delivered together with such materials reasonably requested by Lender in order to evaluate such request (it being acknowledged and agreed that no request for consent shall be effective unless and until such materials have been delivered to Lender) and shall conspicuously state, in large bold type, that “PURSUANT TO SECTION 5.1.20 OF THE LOAN AGREEMENT, THIS IS A REQUEST FOR LENDER’S CONSENT.  LENDER’S RESPONSE IS REQUESTED WITHIN TEN (10) BUSINESS DAYS.  LENDER’S FAILURE TO RESPOND WITHIN SUCH TIME PERIOD WILL ENABLE BORROWER TO DELIVER A SECOND NOTICE REQUESTING LENDER’S CONSENT”.  In the event Lender fails to approve or disapprove to such request within ten (10) Business Days’ of the effective date of such initial request, Borrower may deliver to Lender a second written request for approval, which second written request for approval shall conspicuously state, in large bold type, that “THIS IS A REQUEST FOR LENDER’S CONSENT.  LENDER’S CONSENT IS REQUESTED WITHIN FIVE (5) BUSINESS DAYS.  THE LEASE SHALL BE DEEMED APPROVED IF LENDER DOES NOT RESPOND TO THE CONTRARY WITHIN FIVE (5) BUSINESS DAYS’ OF LENDER’S RECEIPT OF THIS WRITTEN NOTICE”.  In the event that Lender fails to approve or disapprove the second written request within such five (5) Business Day period, then Lender’s consent shall be deemed to have been granted.

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(e)

Borrower shall furnish Lender with executed copies of all Leases and a copy of the executed Tenant Direction Letter countersigned by the tenant and Borrower.

(f)

Borrower (i) shall observe and perform the obligations imposed upon the lessor under the Leases in a commercially reasonable manner; (ii) shall enforce the terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed in a commercially reasonable manner and in a manner not to impair the value of the Property involved except that, subject to the terms of this Section 5.1.20, no termination by Borrower or acceptance of surrender by a tenant of any Lease shall be permitted without the written consent of Lender which consent may be withheld in the sole discretion of Lender; (iii) shall not collect any of the rents more than one (1) month in advance (other than security deposits); (iv) shall not execute any other assignment of lessor’s interest in the Leases or the Rents (except as contemplated by the Loan Documents); (v) shall not alter, modify or change the terms of the Leases in a manner inconsistent with the provisions of the Loan Documents; and (vi) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Leases as Lender shall from time to time reasonably require.  Notwithstanding the foregoing, Borrower may, without the prior written consent of Lender, terminate (or accept a surrender of) any Lease which demises less than the Relevant Leasing Threshold under any of the following circumstances:  (i) the tenant under said Lease is in default beyond any applicable grace and cure period, and Borrower has the right to terminate such Lease; (ii) such termination is permitted by the terms of the Lease in question and Borrower has secured an obligation from a third party to lease the space under the Lease to be terminated at a rental equal to or higher than the rental due under the Lease to be terminated; and (iii) if the tenant under the Lease to be terminated has executed a right under said Lease to terminate its Lease upon payment of a termination fee to Borrower and has in fact terminated its Lease and paid said fee, Borrower may accept said termination.  Notwithstanding anything to the contrary contained herein, all new Leases and all amendments, modifications, extensions, and renewals of existing Leases with Tenants that are Affiliates of Borrower shall be subject to the prior written consent of Lender.

5.1.21

Alterations.

  Subject to the rights of tenants to make alterations pursuant to the terms of their respective Leases, Borrower shall obtain Lender’s prior written consent to any alterations to any Improvements, which consent shall not be unreasonably withheld or delayed except with respect to alterations that may have a material adverse effect on Borrower’s financial condition, the value of the Property or the Property’s Net Operating Income.  Notwithstanding the foregoing, Lender’s consent shall not be required in connection with any alterations that will not have a material adverse effect on Borrower’s financial condition, the value of the Property or the Property’s Net Operating Income, provided that such alterations are made in connection with (a) tenant improvement work performed pursuant to the terms of any Lease executed on or before the date hereof, or any Lease executed after the date hereof to a Lessee that is not an Affiliate of Borrower for which Lender’s approval was not required or was given, (b) tenant improvement work performed pursuant to the terms and provisions of a Lease and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements, (c) alterations performed in connection with the Restoration of the Property after the occurrence

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of a Casualty or Condemnation in accordance with the terms and provisions of this Agreement, or (d) any alteration which costs less than the Threshold Amount (in the aggregate for all current alterations at the Property), provided that, in all of the foregoing clauses (a) through (d), Borrower complies with the Alteration Conditions.  If the total unpaid amounts due and payable with respect to alterations to the Improvements at the Property (other than such amounts to be paid or reimbursed by Tenants under the Leases) shall at any time exceed the Threshold Amount, Borrower shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower’s obligations under the Loan Documents any of the following:  (A) cash, (B) U.S. Obligations, (C) other securities having a rating acceptable to Lender and that, at Lender’s option, the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned to any Securities or any class thereof in connection with any Securitization or (D) a completion bond or an irrevocable letter of credit (payable on sight draft only) issued by a financial institution having a rating by S&P of not less than “A-1+” if the term of such bond or letter of credit is no longer than three (3) months or, if such term is in excess of three (3) months, issued by a financial institution having a rating that is acceptable to Lender and that, at Lender’s option, the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned to any Securities or class thereof in connection with any Securitization.  Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements on the Property (other than such amounts to be paid or reimbursed by Tenants under the Leases) over the Threshold Amount and Lender may apply such security from time to time at the option of Lender to pay for such alterations.

5.1.22

Operation of Property.

(a)

Borrower shall cause the Property to be operated, in all material respects, in accordance with the Management Agreement (or Replacement Management Agreement) as applicable.  In the event that the Management Agreement expires or is terminated (without limiting any obligation of Borrower to obtain Lender’s consent to any termination or modification of the Management Agreement in accordance with the terms and provisions of this Agreement), Borrower shall promptly enter into a Replacement Management Agreement with Manager or another Qualified Manager, as applicable.  If such new Qualified Manager is an Affiliate of Borrower, Borrower shall provide an Additional Insolvency Opinion.

(b)

Borrower shall:  (i) promptly perform and/or observe, in all material respects, all of the covenants and agreements required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (ii) promptly notify Lender of any material default under the Management Agreement  of which it is aware; and (iii) enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by Manager under the Management Agreement, in a commercially reasonable manner.

5.1.23

Embargoed Person.

  Borrower has performed and shall perform reasonable due diligence to insure that at all times throughout the term of the Loan, including after giving effect to any Transfers permitted pursuant to the Loan Documents (but excluding, for purposes of the covenants being made by Borrower in this Section 5.1.23, any Person or Persons that acquire

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directly as a result of the death of a natural person publicly held shares in Guarantor after the initial sale or offering thereof), (a) none of the funds or other assets of Borrower, Principal and Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person; (b) no Embargoed Person has any interest of any nature whatsoever in Borrower, Principal or Guarantor, as applicable, with the result that the investment in Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of law; and (c) none of the funds of Borrower, Principal or Guarantor, as applicable, have been derived from, or are the proceeds of, any unlawful activity, including money laundering, terrorism or terrorism activities, with the result that the investment in Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of law, or may cause the Property to be subject to forfeiture or seizure.

Section 5.2

Negative Covenants.

 From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of the Mortgage and any other collateral in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

5.2.1

Operation of Property.

  Borrower shall not, without Lender’s prior written consent (which consent shall not be unreasonably withheld): (i) surrender, terminate, cancel, amend or modify the Management Agreement; provided, that Borrower may, without Lender’s consent, replace the Manager so long as the replacement manager is a Qualified Manager pursuant to a Replacement Management Agreement; (ii) reduce or consent to the reduction of the term of the Management Agreement; (iii) increase or consent to the increase of the amount of any charges under the Management Agreement, or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Management Agreement in any material respect.

5.2.2

Liens.

 Borrower shall not create, incur, assume or suffer to exist any Lien on any portion of the Property or permit any such action to be taken, except for Permitted Encumbrances.

5.2.3

Dissolution.

 Borrower shall not (a) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (b) engage in any business activity not related to the ownership and operation of the Property, (c) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the properties or assets of Borrower except to the extent permitted by the Loan Documents, (d) modify, amend, waive or terminate its organizational documents or its qualification and good standing in any jurisdiction or (e) cause the Principal to (i) dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which the Principal would be dissolved, wound up or liquidated in whole or in part, or (ii) amend, modify, waive or terminate the organizational documents of the Principal, in each case, without obtaining the prior written consent of Lender or Lender’s designee.

5.2.4

Change In Business.

 Borrower shall not enter into any line of business other than the ownership and operation of the Property, or make any material change in the scope or nature

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of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.  Nothing contained in this Section 5.2.4 is intended to expand the rights of Borrower contained in Section 5.2.10(d) hereof.

5.2.5

Debt Cancellation.

 Borrower shall not cancel or otherwise forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower’s business.

5.2.6

Zoning.

 Borrower shall not initiate or consent to any zoning reclassification of any portion of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior written consent of Lender.

5.2.7

No Joint Assessment.

 Borrower shall not suffer, permit or initiate the joint assessment of the Property (a) with any other real property constituting a tax lot separate from the Property, and (b) any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such real property portion of the Property.

5.2.8

Intentionally Omitted.

5.2.9

ERISA.

(a)

Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

(b)

Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (A) Borrower is not and does not maintain an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (B) Borrower is not subject to any state statute regulating investment of, or fiduciary obligations with respect to governmental plans and (C) one or more of the following circumstances is true:

(i)

Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. §2510.3-101(b)(2);

(ii)

Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by “benefit plan investors” within the meaning of 29 C.F.R. §2510.3-101(f)(2); or

(iii)

Borrower qualifies as an “operating company” or a “real estate operating company” within the meaning of 29 C.F.R. §2510.3-101(c) or (e).

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5.2.10

Transfers.

(a)

Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower and its general partner, managing member, limited partners, members and beneficial owners, as applicable, in owning and operating properties such as the Property in agreeing to make the loan secured by the Mortgage, and that Lender will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt.  Borrower shall not without Lender’s prior written consent and except as otherwise expressly provided in this Section 5.2.10 (i) sell, assign, convey, mortgage, grant, pledge, assign, grant options with respect to, transfer or otherwise dispose of its legal or beneficial interests in the Property or any part thereof other than pursuant to Leases permitted under, and entered into in accordance with, Section 5.1.20 hereof, (ii) permit any owner, directly or indirectly, of an ownership interest the Property, to transfer or dispose of such interest, whether by transfer of stock or other interest in a Restricted Party, or otherwise, (iii) incur Indebtedness (other than the Indebtedness permitted pursuant to the terms of this Agreement), (iv) mortgage, hypothecate or otherwise encumber or grant a security interest in the Property or any part thereof, (v) sell, assign, convey, transfer, mortgage, encumber, grant a security interest in, or otherwise transfer or dispose of any direct or indirect ownership interest in any Restricted Party, or permit any owner of an interest in a Restricted Party to do the same, or (vi) file a declaration of condominium with respect to the Property (any of the foregoing transactions, a “Transfer”).  Notwithstanding anything contained herein to the contrary, any issuance, sale or transfer of non-controlling interests in Inland Diversified Real Estate Trust, Inc. (“IDRETI”) (a “Permitted Transfer”) shall not require Lender’s consent.

(b)

At any time other than the period commencing thirty (30) days prior to a Securitization and ending thirty (30) days after a Securitization, Lender’s consent shall not be required in connection with one or a series of Transfers, of up to forty-nine percent (49%) of the stock, limited partnership interests or membership interests (as the case may be) in a Restricted Party; provided, however, no such Transfer shall result in the change of Control in such Restricted Party, and as a condition to each such Transfer, Lender shall receive not less than thirty (30) days prior notice of such proposed Transfer.  In addition, at all times, Guarantor must continue to (i) Control each Restricted Party, and (ii) own, directly or indirectly, not less than fifty-one percent (51%) of the legal and beneficial interest in each Restricted Party.

(c)

At any time other than the period commencing thirty (30) days prior to a Securitization and ending thirty (30) days after a Securitization, Lender shall not withhold its consent to a Transfer of the entire Property or all of the outstanding ownership interests in Borrower in a single transaction to one newly-formed Special Purpose Entity which shall be a wholly-owned subsidiary of IDRETI (“Permitted Affiliate Transferee”) which shall be approved by Lender in its reasonable discretion (“Permitted Affiliate Transfer”), provided (1) no Event of Default shall have occurred and be continuing, (2) the creditworthiness of IDRETI, as applicable, has not deteriorated, in the sole discretion of Lender, from the Closing Date to the date of the proposed Transfer, and (3) Borrower shall have paid all reasonable and customary third party expenses (including reasonable attorneys’ fees and disbursements) actually incurred by Lender in connection with such Transfer (but not any assumption or processing fee).

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(d)

At any time after other than during the period that is thirty (30) days prior to and thirty (30) days after a Securitization, Lender shall not withhold its consent to a Transfer of the Property and assumption of the Loan, provided that Lender receives thirty (30) days’ prior written notice of such Transfer and further provided that the following additional requirements are satisfied:

(i)

the proposed transferee of the Property shall be a Special Purpose Entity (the “Transferee”) which at the time of such transfer will be in compliance with, and must be able to satisfy all of, the representations, warranties and covenants contained in Section 4.1.30, Section 4.1.35, Section 5.1.23 and Section 5.2.9 and which shall have assumed in writing (subject to the terms of Section 9.3 hereof) and agreed to comply with all the terms, covenants and conditions set forth in this Loan Agreement and the other Loan Documents, expressly including, without limitation the representations, warranties and covenants contained in Section 4.1.30, Section 4.1.35, Section 5.1.1 and Section 5.1.23 hereof;

(ii)

Borrower shall deliver confirmation in writing from the Rating Agencies that such proposed Transfer will not cause a downgrading, withdrawal, reduction or qualification of the ratings in effect immediately prior to such Transfer for the Securities, or any class thereof, issued in connection with a Securitization which are then outstanding;

(iii)

Transferee and Transferee’s Principals shall, as of the date of such transfer, have an aggregate net worth and liquidity not worse than the net worth and liquidity of Borrower and its Principals as of the date hereof or an aggregate net worth and liquidity otherwise reasonably acceptable to Lender;

(iv)

Transferee or Transferee’s Principals must have demonstrated expertise in owning and operating properties similar in location, size, class and operation to the Property, which expertise shall be reasonably determined by Lender;

(v)

Transferee, Transferee’s Principals and all other entities which may be owned or Controlled directly or indirectly by Transferee’s Principals (“Related Entities”) must not have been party to any bankruptcy proceedings, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within seven (7) years prior to the date of the proposed Transfer;

(vi)

Transferee shall assume all of the obligations of Borrower under the Loan Documents in a manner satisfactory to Lender in all respects, including, without limitation, by entering into an assumption agreement in form and substance reasonably satisfactory to Lender;

(vii)

there shall be no material litigation or regulatory action pending or threatened against Transferee, Transferee’s Principals or Related Entities which is not reasonably acceptable to Lender;

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(viii)

the Property shall be managed by a Qualified Manager pursuant to a Replacement Management Agreement;

(ix)

Transferee, Transferee’s Principals and Related Entities shall not have defaulted under its or their obligations with respect to any other Indebtedness in a manner which is not reasonably acceptable to Lender;

(x)

no Event of Default shall have occurred and be continuing and no Default or Event of Default shall otherwise occur as a result of such Transfer;

(xi)

Borrower shall deliver, at its sole cost and expense, an endorsement to each existing Title Insurance Policy insuring the related Mortgage, as modified by the assumption agreement, as a valid first lien on the Property and naming Transferee as owner of the fee estate (or leasehold estate, as applicable) of the Property, which endorsement shall insure that, as of the date of the recording of the assumption agreement, such Property shall not be subject to any additional exceptions or liens other than those contained in such Title Insurance Policy issued on the date hereof and the Permitted Encumbrances relating thereto;

(xii)

Borrower or Transferee, at its sole cost and expense, shall deliver to Lender an Additional Insolvency Opinion (if an Insolvency Opinion was issued in connection with the Closing) reflecting such Transfer satisfactory in form and substance to Lender, which Additional Insolvency Opinion may be relied upon by Lender, the Rating Agencies and their respective counsel, agents and representatives with respect to the proposed transaction, including, without limitation, Transferee;

(xiii)

Intentionally omitted;

(xiv)

Transferee, at its sole cost and expense, shall deliver opinions regarding existence, authority and enforceability, which opinions may be relied upon by Lender, the Rating Agencies and their respective counsel, agents and representatives with respect to the proposed transaction;

(xv)

Transferee and Transferee’s Principals shall deliver (1) all organizational documentation reasonably requested by Lender, which shall be reasonably acceptable to Lender, and (2) all certificates, agreements and covenants reasonably required by Lender;

(xvi)

Prior to any release of Guarantor, one (1) or more substitute guarantors reasonably acceptable to Lender shall have assumed all of the liabilities and obligations of Guarantor under the Guaranty and Environmental Indemnity executed by Guarantor or execute a replacement guaranty and environmental indemnity reasonably satisfactory to Lender;

(xvii)

Borrower shall have paid an assumption fee equal to one-half of one percent (0.5%) of the then outstanding principal balance of the Loan in connection with the first such Transfer, and an assumption fee equal to one percent (1.0%) of the then outstanding principal balance of the Loan in connection with each subsequent Transfer,

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provided, however, no such assumption fee shall be payable if the Transferee is wholly owned by an Identified Affiliate; and;

(xviii)

Borrower shall pay (or cause to be paid) any and all reasonable out-of-pocket costs actually incurred by Lender in connection with such Transfer (including, without limitation, Lender’s reasonable counsel fees and disbursements) and all recording fees, title insurance premiums and mortgage and intangible taxes and the fees and expenses of the Rating Agencies (if any) pursuant to clause (b) above.

Lender shall approve or disapprove any proposed Transfer governed by this Section 5.2.10 within thirty (30) days of Lender’s receipt of a written notice from Borrower requesting Lender’s approval, provided such notice includes all information necessary to make such decision, and further provided that such written notice from Borrower shall conspicuously state, in large bold type, that “PURSUANT TO SECTION 5.2.10 OF THE LOAN AGREEMENT, A RESPONSE IS REQUIRED WITHIN THIRTY (30) DAYS’ OF LENDER’S RECEIPT OF THIS WRITTEN NOTICE”.  If Lender fails to disapprove any proposed Transfer within such period, Borrower shall provide a second written notice requesting approval, which written notice shall conspicuously state, in large bold type, that “PURSUANT TO SECTION 5.2.10 OF THE LOAN AGREEMENT, THE MATTER DESCRIBED HEREIN SHALL BE DEEMED APPROVED IF LENDER DOES NOT RESPOND TO THE CONTRARY WITHIN FIFTEEN (15) BUSINESS DAYS’ OF LENDER’S RECEIPT OF THIS WRITTEN NOTICE”.  Thereafter, if Lender does not disapprove the proposed Transfer within said fifteen (15) Business Day period, Lender's consent to the proposed Transfer shall be deemed to have been given; provided, however, and notwithstanding the foregoing, no such consent to the proposed Transfer shall be deemed given unless and until Borrower shall have delivered confirmation in writing from the Rating Agencies that such proposed Transfer will not cause a downgrading, withdrawal, reduction or qualification of the ratings in effect immediately prior to such Transfer for the Securities, or any class thereof, issued in connection with a Securitization which are then outstanding, or Lender has determined that Rating Agency confirmation is not required.

(e)

Borrower, without the consent of Lender, may grant easements, restrictions, covenants, reservations and right of way in the ordinary course of business for access, parking, water and sewer lines, telephone and telegraph lines, electric lines and other utilities or for other similar purposes, provided that no such transfer, conveyance or encumbrance shall materially impair the utility and operation of the Property or materially adversely affect the value of such Property or the Net Operating Income of such Property.  In connection with any transfer, conveyance or encumbrance permitted in the immediately preceding sentence, the Lender shall execute and deliver any instrument reasonably necessary or appropriate to evidence its consent to said action or to subordinate the Lien of the Mortgage to such easements, restrictions, covenants, reservations and rights of way or other similar grants upon receipt by the Lender of: (A) a copy of the instrument of transfer; and (B) an Officer’s Certificate stating with respect to any transfer described above, that such transfer does not materially impair the utility and operation of the Property or materially reduce the value of such Property or the Net Operating Income of such Property.  If Borrower shall receive any consideration in connection with any of said described transfers or conveyances, Borrower shall have the right to use any such proceeds in connection with any alterations performed in connection therewith, or required thereby, provided, however, after the occurrence of a Lockbox Trigger Event, to the extent any such proceeds are not used in

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connection with alterations (or any such proceeds exceeds the amount required to perform the related alterations), Borrower shall immediately deposit such amount or the remainder thereof, as the case may be, into the Lockbox Account.  The acquisition by IDRETI of any entity whether by merger, stock purchase, asset purchase or any other manner shall not be considered a “Transfer” for purposes hereof so long as: (a) IDRETI is the surviving entity following such a transaction; (b) the net worth of IDRETI shall equal or exceed the net worth of IDRETI immediately prior to such a transaction, and (c) IDRETI shall retain management and control.

(f)

Except as set forth herein, no sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer all or any part of the Property, shall be permitted during the term of the Loan without Lender’s prior written approval.  Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower’s sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property without Lender’s consent if such consent is required herein. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property.

(g)

Lender’s consent to any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property shall not be deemed to be a waiver of Lender’s right to require such consent in the future. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property made in contravention of this Section shall be null and void and of no force or effect.

(h)

Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, Lender’s actual out-of-pocket attorneys’ fees and disbursements, title search costs, rating agency fees and title insurance endorsement premiums) incurred by Lender in connection with the review, approval or disapproval, and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

ARTICLE VI - INSURANCE; CASUALTY; CONDEMNATION;

Section 6.1

Insurance.

(a)

Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

(i)

comprehensive all risk “special form” insurance including, but not limited to, loss caused by any type of windstorm or hail on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to one hundred percent (100%) of the “Full Replacement Cost,” which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements and Personal

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Property waiving all co insurance provisions; (C) providing for no deductible in excess of One Hundred Thousand and No/100 Dollars ($100,000) for all such insurance coverage, provided however with respect to windstorm coverage, and including loss caused directly by the peril of Flood occurring in conjunction with a “Named Windstorm”, providing for no deductible in excess of Two Hundred Fifty Thousand and No/100 Dollars ($250,000) or five percent (5%) of total insurable value, whichever is higher; and (D) containing an “Ordinance or Law Coverage” or “Enforcement” endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non conforming structures or uses.  In addition, Borrower shall obtain:  (y) if any portion of the Improvements is currently or at any time in the future located in a federally designated “special flood hazard area”, flood hazard insurance in an amount equal to the lesser of (1) the outstanding principal balance of the Note or (2) the insurable value replacement costs (including, if applicable, the replacement costs of any contents stored or located in the Improvements); and (z) earthquake insurance in amounts and in form and substance satisfactory to Lender in the event the Property is located in an area with a high degree of seismic activity, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i);

(ii)

commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Properties, such insurance (A) to be on the so called “occurrence” form with a combined limit of not less than Two Million and No/100 Dollars ($2,000,000.00) in the aggregate and One Million and No/100 Dollars ($1,000,000.00) per occurrence; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards:  (1) premises and operations; (2) products and completed operations on an “if any” basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in Article 9 of the Mortgage to the extent the same is available

(iii)

rental business income insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; (C) covering rental losses or business interruption, as may be applicable, for a period of at least twelve (12) months after the date of the casualty and containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of six (6) months from the date that the Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) in an annual amount equal to one hundred percent (100%) of the rents or projected gross revenues from the operation of the Property (as reduced to reflect expenses not incurred during a period of Restoration).  The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower’s reasonable estimate of the gross income from the Property for the succeeding twelve (12) month period.  All proceeds payable to Lender pursuant to this subsection shall be held by

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Lender and shall be applied in Lender’s sole discretion to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligation to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

(iv)

at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the Property coverage form does not otherwise apply, (A) owner’s contingent or protective liability insurance otherwise known as “Owner Contractor’s Protective Liability,” covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so called builder’s risk completed value form (1) on a non reporting basis, (2) against all risks insured against pursuant to subsection (i) above, (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co insurance provisions;

(v)

comprehensive boiler and machinery insurance, if steam boilers or other pressure fixed vessels are in operation, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (i) above;

(vi)

automobile liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of One Million Dollars and 00/100 Dollars ($1,000,000.00), if applicable;

(vii)

worker’s compensation and employer’s liability subject to the worker’s compensation laws of the applicable state, if applicable;

(viii)

umbrella and excess liability insurance in an amount not less than Fifty Million and No/100 Dollars ($50,000,000.00) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above, including, but not limited to, supplemental coverage for employer liability and automobile liability, if applicable, which umbrella liability coverage shall apply in excess of the automobile liability coverage in subsection (vi) above;

(ix)

the insurance required under this Section 6.1(a) shall cover perils of terrorism and acts of terrorism (including, without limitation, domestic, foreign, certified and uncertified as set forth in TRIA) and Borrower shall maintain insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required under this Sections 6.1(a) at all times during the term of the Loan; and

(x)

upon sixty (60) days’ written notice, such other reasonable insurance including, but not limited to, sinkhole or land subsidence insurance, and in such reasonable amounts as Lender from time to time may reasonably request against such

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other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which such Property is located.

(b)

All insurance provided for in Section 6.1(a) above shall be obtained under valid and enforceable policies (collectively, the “Policies” or in the singular, the “Policy”), and shall be subject to the approval of Lender as to insurance companies, amounts, deductibles, loss payees and insureds.  The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a rating of “A:X” or better in the current Best’s Insurance Reports and a claims paying ability rating of “A-” or better by S&P.  The Policies described in Section 6.1 (other than those strictly limited to liability protection) shall designate Lender as loss payee.  Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Lender, certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the “Insurance Premiums”), shall be delivered by Borrower to Lender.

(c)

Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Section 6.1(a) hereof.

(d)

All Policies of insurance provided for or contemplated by Section 6.1(a), except for the Policy referenced in Section 6.1(a)(vii), shall name Borrower as the insured and Lender as the additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender, except with respect to Policies maintained by the applicable Tenant where Lender is not named as an additional insured or that do not contain a so-called New York standard non-contributing mortgagee clause in favor of Lender, as applicable, in which case Borrower shall cause the proceeds thereunder to be paid to Lender in accordance with, and for the purposes set forth in, this Article VI.

(e)

All Policies shall contain clauses or endorsements to the effect that:

(i)

no act or negligence of Borrower, or anyone acting for Borrower, or of any Tenant or other occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

(ii)

the Policy shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least thirty (30) days written notice to Lender and any other party named therein as an additional insured;

(iii)

the issuers thereof shall give written notice to Lender if the Policy has not been renewed thirty (30) days prior to its expiration; and

(iv)

Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

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(f)

If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, after five (5) Business Days written notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate.  All premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and, until paid, shall be secured by the Mortgage and shall bear interest at the Default Rate.

Section 6.2

Casualty.

 If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a “Casualty”), Borrower shall give prompt written notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the Restoration of the Property pursuant to Section 6.4 hereof as nearly as possible to the condition the Property was in immediately prior to such Casualty, with such alterations as may be reasonably approved by Lender and otherwise in accordance with Section 6.4 hereof (a “Restoration”).  Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance.  Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower.  In addition, Lender may participate in any settlement discussions with any insurance companies (and shall approve the final settlement, which approval shall not be unreasonably withheld or delayed) with respect to any Casualty in which the Net Proceeds or the costs of completing the Restoration are equal to or greater than the Relevant Restoration Threshold and Borrower shall deliver to Lender all instruments required by Lender to permit such participation.

Section 6.3

Condemnation.

 Borrower shall promptly give Lender notice of the actual or threatened commencement of any proceeding for the Condemnation of the Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings.  Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation.  Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.  Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt.  Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note.  If any portion of the Property is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property pursuant to Section 6.4 hereof and otherwise comply with the provisions of Section 6.4 hereof.  If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

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Section 6.4

Restoration.

 The following provisions shall apply in connection with the Restoration of the Property:

(a)

If the Net Proceeds shall be less than the Relevant Restoration Threshold and the costs of completing the Restoration shall be less than the Relevant Restoration Threshold, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Section 6.4(b)(i) hereof are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

(b)

If the Net Proceeds are equal to or greater than the Relevant Restoration Threshold or the costs of completing the Restoration is equal to or greater than the Relevant Restoration Threshold, Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 6.4.  The term “Net Proceeds” for purposes of this Section 6.4 shall mean:  (1) the net amount of all insurance proceeds received by Lender pursuant to Section 6.1 (a)(i), (iv), (ix) and (x) as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same (“Insurance Proceeds”), or (2) the net amount of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same (“Condemnation Proceeds”), whichever the case may be.

(i)

The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions are met:

(A)

no Event of Default shall have occurred and be continuing;

(B)

(1) in the event the Net Proceeds are Insurance Proceeds, and (x) less than twenty-five percent (25%) of the total floor area of the Improvements on the Property has been damaged, destroyed or rendered unusable as a result of such Casualty or (y) Borrower is required under a Lease exceeding the Relevant Leasing Threshold to use the Net Proceeds for the Restoration of the Property, or (2) in the event the Net Proceeds are Condemnation Proceeds, and (x) less than ten percent (10%) of the land constituting the Property is taken, and such land is located along the perimeter or periphery of the Property, and no portion of the Improvements is located on such land, or (y) Borrower is required under a Lease exceeding the Relevant Leasing Threshold to use the Net Proceeds for the Restoration of the Property;

(C)

Leases demising in the aggregate a percentage amount equal to or greater than the Rentable Space Percentage of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such Casualty or Condemnation, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such Casualty or Condemnation, whichever the case may be, and Borrower and/or Tenant, as applicable under the respective Lease, will make all necessary repairs and

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restorations thereto at their sole cost and expense.  The term “Rentable Space Percentage” shall mean (1) in the event the Net Proceeds are Insurance Proceeds, a percentage amount equal to fifty percent (50%) and (2) in the event the Net Proceeds are Condemnation Proceeds, a percentage amount equal to fifty percent (50%);

(D)

Borrower shall commence the Restoration as soon as reasonably practicable (but in no event later than ninety (90) days after such Casualty or Condemnation, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;

(E)

Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Property as a result of the occurrence of any such Casualty or Condemnation, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Section 6.1(a)(iii) hereof, if applicable, or (3) by other funds of Borrower;

(F)

Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date, (2) the earliest date required for such completion under the terms of any Leases, (3) such time as may be required under all applicable Legal Requirements in order to repair and restore the Property to the condition it was in immediately prior to such Casualty or to as nearly as possible the condition it was in immediately prior to such Condemnation, as applicable, or (4) the expiration of the insurance coverage referred to in Section 6.1(a)(ii) hereof;

(G)

the Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable Legal Requirements;

(H)

the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable Legal Requirements;

(I)

such Casualty or Condemnation, as applicable, does not result in the loss of access to the Property or the Improvements;

(J)

the Debt Service Coverage Ratio for the Property, after giving effect to the Restoration, based on the trailing six (6) month period immediately preceding the date of determination, shall be equal to or greater than 1.45 to 1.0;

(K)

Borrower shall deliver, or cause to be delivered, to Lender a signed detailed budget approved in writing by Borrower’s architect or engineer stating the entire cost of completing the Restoration, which budget should be consistent with restoration budgets of similar retail properties then owned and operated by nationally recognized owners and operators of retail properties located in the areas in which the Property is located; and

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(L)

the Net Proceeds together with any cash or cash equivalent deposited by Borrower with Lender are sufficient in Lender’s discretion to cover the cost of the Restoration.

(ii)

The Net Proceeds shall be held by Lender in an interest-bearing Eligible Account and, until disbursed in accordance with the provisions of this Section 6.4(b), shall constitute additional security for the Debt and Other Obligations under the Loan Documents.  The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic’s or materialman’s liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy.

(iii)

All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the “Casualty Consultant”), such review and acceptance not to be unreasonably withheld or delayed.  Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration.  The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and approval by Lender and the Casualty Consultant, such review and acceptance not to be unreasonably withheld or delayed.  All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant’s fees, shall be paid by Borrower.

(iv)

In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage.  The term “Casualty Retainage” shall mean an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed.  The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 6.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration.  The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty

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Retainage; provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor’s, subcontractor’s or materialman’s contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy, and Lender receives an endorsement to the Title Insurance Policy insuring the continued priority of the lien of the Mortgage and evidence of payment of any premium payable for such endorsement.  If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

(v)

Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

(vi)

If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender in consultation with the Casualty Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the “Net Proceeds Deficiency”) with Lender before any further disbursement of the Net Proceeds shall be made.  The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 6.4(b) shall constitute additional security for the Debt and Other Obligations under the Loan Documents.

(vii)

The excess, if any, of the Net Proceeds (and the remaining balance, if any, of the Net Proceeds Deficiency) deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be deposited in the Cash Management Account to be disbursed in accordance with this Agreement, provided no Event of Default shall have occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents.

(c)

All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 6.4(b)(vii) hereof may be retained and applied by Lender toward the payment of the Debt in accordance with Section 2.4.2 hereof, whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper (provided no Event of Default exists, Borrower shall not be required to pay any yield maintenance in connection with such payment), or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall approve, in its discretion.

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(d)

In the event of foreclosure of the Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to the Policies that are not blanket Policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

(e)

Lender shall with reasonable promptness following any Casualty or Condemnation notify Borrower whether or not Net Proceeds are required to be made available to Borrower for Restoration pursuant to this Section 6.4.  All Net Proceeds not required to be made available for Restoration shall be retained and applied by Lender in accordance with Section 2.4.2(a) hereof (a “Net Proceeds Prepayment”).  If such Net Proceeds Prepayment with respect to any Casualty or Condemnation shall be equal to or greater than sixty percent (60%) of the original amount of the Note, Borrower shall have the right to elect to prepay the Loan in whole, but not in part (a “Casualty/Condemnation Prepayment”) in accordance with Section 2.4.2(b) hereof upon satisfaction of the following conditions:  (i) within thirty (30) days following the proposed date of the intended Net Proceeds Prepayment, Borrower shall provide Lender with written notice of Borrower’s intention to prepay the Loan less the amount of the Net Proceeds Prepayment, (ii) Borrower shall prepay the Loan in accordance with Section 2.4.2(b) hereof on or before the second Payment Date (or, if such day is not a Business Day, the immediately succeeding Business Day) occurring following the proposed date of the intended Net Proceeds Prepayment, and (iii) no Event of Default shall exist on the date of such Casualty/Condemnation Prepayment.  Notwithstanding anything in Section 6.2 or Section 6.3 to the contrary, Borrower shall not have any obligation to commence Restoration of the Property upon delivery of the written notice set forth in clause (i) of the preceding sentence (unless Borrower subsequently shall fail to satisfy the requirement of clause (ii) of the preceding sentence).

ARTICLE VII - RESERVE FUNDS

Section 7.1

Required Repairs.

7.1.1

Deposits.

 Borrower shall perform the repairs at the Property, as more particularly set forth on Schedule II hereto (such repairs hereinafter referred to as “Required Repairs”).  Borrower shall complete the Required Repairs on or before the required deadline for each repair as set forth on Schedule II.  It shall be an Event of Default under this Agreement if (a) Borrower does not complete the Required Repairs at the Property by the required deadline for each repair as set forth on Schedule II, or (b) Borrower does not satisfy each condition contained in Section 7.1.2 hereof.  Upon the occurrence of such an Event of Default, Lender, at its option, may withdraw all Required Repair Funds from the Required Repair Account and Lender may apply such funds either to completion of the Required Repairs at the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion.  Lender’s right to withdraw and apply Required Repair Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.  On the Closing Date, Borrower shall deposit with Lender the amount for the Property set forth on such Schedule II hereto to perform the Required Repairs for the Property.  Amounts so deposited with Lender shall be held by Lender in accordance with Section 7.5 hereof.  Amounts so deposited shall hereinafter be referred to as Borrower’s “Required Repair Fund” and the

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account in which such amounts are held shall hereinafter be referred to as Borrower’s “Required Repair Account”.

7.1.2

Release of Required Repair Funds.

 Lender shall disburse to Borrower the Required Repair Funds from the Required Repair Account from time to time upon satisfaction by Borrower of each of the following conditions:  (a) Borrower shall submit a written request for payment to Lender at least fifteen (15) days prior to the date on which Borrower requests such payment be made and specifies the Required Repairs to be paid, (b) on the date such request is received by Lender and on the date such payment is to be made, no Default or Event of Default shall exist and remain uncured, (c) Lender shall have received an Officer’s Certificate (i) stating that all Required Repairs to be funded by the requested disbursement have been completed in good and workmanlike manner and in accordance with all applicable federal, state and local laws, rules and regulations, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required to commence and/or complete the Required Repairs, (ii) identifying each Person that supplied materials or labor in connection with the Required Repairs to be funded by the requested disbursement under a contract in excess of $50,000, and (iii) stating that each such Person who has supplied materials or labor in connection with the Required Repairs to be funded by the requested disbursement has been paid in full or will be paid in full upon such disbursement, such Officer’s Certificate to be accompanied by lien waivers or other evidence of payment satisfactory to Lender, (d) at Lender’s option, a title search for the Property indicating that the Property is free from all liens, claims and other encumbrances not previously approved by Lender, and (e) Lender shall have received such other evidence as Lender shall reasonably request that the Required Repairs to be funded by the requested disbursement have been completed and are paid for or will be paid upon such disbursement to Borrower.  Lender shall not be required to make disbursements from the Required Repair Account with respect to the Property (i) more than once a calendar month and (ii) unless such requested disbursement is in an amount greater than $25,000.00 (or a lesser amount if the total amount in the Required Repair Account is less than $25,000.00), in which case only one disbursement of the amount remaining in the account shall be made) and such disbursement shall be made only upon satisfaction of each condition contained in this Section 7.1.2.  For the avoidance of doubt, Required Repair Funds cannot be applied towards payment by Borrower of the Permitted Paydown Amount.

Section 7.2

Tax and Insurance Escrow Fund.

 Borrower shall pay to Lender (a) on the Closing Date an initial deposit and (b) beginning October 1, 2010 and on each Payment Date thereafter (i) one-twelfth (1/12) of the Taxes and Other Charges that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes and Other Charges at least thirty (30) days prior to their respective due dates, and (ii) one-twelfth (1/12) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the “Tax and Insurance Escrow Fund” and the account in which such amounts are held shall hereinafter be referred to as Borrower’s “Tax and Insurance Escrow Account”).  Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Section 5.1.2 hereof and under the Mortgage.  In making any payment relating to the Tax and Insurance Escrow Fund, Lender

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may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; provided, however, Lender shall use reasonable efforts to pay such real property taxes sufficiently early to obtain the benefit of any available discounts to which it has knowledge.  If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes, Other Charges and Insurance Premiums pursuant to Section 5.1.2 hereof, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund.  The Tax and Insurance Escrow Fund shall be held by Lender in an interest-bearing account and shall at Lender’s option be held in Eligible Account at an Eligible Institution.  If at any time Lender reasonably determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay Taxes, Other Charges and Insurance Premiums by the dates set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to the due date of the Taxes and Other Charges and/or thirty (30) days prior to expiration of the Policies, as the case may be.

Notwithstanding anything to the contrary contained in this Section 7.2, upon the occurrence of a Permitted Paydown Event, all funds then held by Lender in the Tax and Insurance Escrow Account will be applied towards payment by Borrower of the Permitted Paydown Amount in accordance with Section 2.4.1(c) of this Agreement.

Further notwithstanding anything to the contrary hereinbefore contained, upon the occurrence of a Permitted Paydown Event and so long as no Event of Default has occurred, Lender shall waive the requirement set forth herein for Borrower to make deposits for the payment of Taxes and Other Charges and Insurance Premiums into the Tax and Insurance Escrow Fund; provided, however, for the avoidance of doubt, upon the occurrence of an Event of Default, Borrower is required to resume making deposits for the payment of Taxes and Other Charges and Insurance Premiums into the Tax and Insurance Escrow Fund pursuant to the first paragraph of this Section 7.2.

Section 7.3

Replacements and Replacement Reserve.

7.3.1

Replacement Reserve Fund.

 Borrower shall pay to Lender (a) on the Closing Date an initial deposit and (b) on each Payment Date thereafter $4,500.00 (the “Replacement Reserve Monthly Deposit”) which amounts are reasonably estimated by Lender to be due for replacements and repairs required to be made to the Property during the calendar year (collectively, the “Replacements”).  Amounts so deposited shall hereinafter be referred to as Borrower’s “Replacement Reserve Fund” and the account in which such amounts are held shall hereinafter be referred to as Borrower’s “Replacement Reserve Account”.  Notwithstanding the preceding sentence, the amount of Replacement Reserve Funds on deposit in the Replacement Reserve Account at any given time shall not exceed $45,600.00 in the aggregate (the “Replacement Reserve Cap”) and, accordingly, to the extent a Replacement Reserve Monthly Deposit would result in the aggregate amount of Replacement Reserve Funds in the Replacement Reserve Account to exceed the Replacement Reserve Cap, such Replacement Reserve Monthly Deposit shall be decreased by an amount equal to such excess.  Lender may reassess its estimate

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of the amount necessary for the Replacement Reserve Fund from time to time, and may increase the monthly amounts required to be deposited into the Replacement Reserve Fund upon thirty (30) days notice to Borrower if Lender determines in its reasonable discretion that an increase is necessary to maintain the proper maintenance and operation of the Property.  Notwithstanding anything to the contrary contained in this Section 7.3.1, upon the occurrence of a Permitted Paydown Event and so long as no Event of Default has occurred and is continuing, Lender shall waive the requirement set forth herein for Borrower to make the Replacement Reserve Monthly Deposit.

7.3.2

Disbursements from Replacement Reserve Account.

(a)

Lender shall make disbursements from the Replacement Reserve Account to pay Borrower only for the costs of the Replacements.  Lender shall not be obligated to make disbursements from the Replacement Reserve Account to reimburse Borrower for the costs of routine maintenance to the Property, replacements of inventory or for costs which are to be reimbursed from the Required Repair Fund or Rollover Reserve Fund.

(b)

Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 7.3.2, disburse to Borrower amounts from the Replacement Reserve Account necessary to pay for the actual approved costs of Replacements or to reimburse Borrower therefor, upon completion of such Replacements (or, upon partial completion in the case of Replacements made pursuant to Section 7.3.2(e) hereof) as determined by Lender.  In no event shall Lender be obligated to disburse funds from the Replacement Reserve Account if a Default or an Event of Default exists.

(c)

Each request for disbursement from the Replacement Reserve Account shall be in a form specified or approved by Lender and shall specify (i) the specific Replacements for which the disbursement is requested, (ii) the quantity and price of each item purchased, if the Replacement includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Replacement for which such request for disbursement is made.  With each request Borrower shall certify that all Replacements have been made in accordance with all applicable Legal Requirements of any Governmental Authority having jurisdiction over the Property.  Each request for disbursement shall include copies of invoices for all items or materials purchased and all contracted labor or services provided and, unless Lender has agreed to issue joint checks as described below in connection with a particular Replacement, each request shall include evidence satisfactory to Lender of payment of all such amounts.  Except as provided in Section 7.3.2(e) hereof, each request for disbursement from the Replacement Reserve Account shall be made only after completion of the Replacement for which disbursement is requested.  Borrower shall provide Lender evidence of completion of the subject Replacement satisfactory to Lender in its reasonable judgment.

(d)

Borrower shall pay all invoices in connection with the Replacements with respect to which a disbursement is requested prior to submitting such request for disbursement from the Replacement Reserve Account or, at the request of Borrower, Lender will issue joint checks, payable to Borrower and the contractor, supplier, materialman, mechanic, subcontractor or other

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party to whom payment is due in connection with a Replacement.  In the case of payments made by joint check, Lender may require a waiver of lien from each Person receiving payment prior to Lender’s disbursement from the Replacement Reserve Account.  In addition, as a condition to any disbursement, Lender may require Borrower to obtain lien waivers from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $100,000.00 for completion of its work or delivery of its materials.  Any lien waiver delivered hereunder shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current reimbursement request (or, in the event that payment to such contractor, supplier, subcontractor, mechanic or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request).

(e)

If (i) the cost of a Replacement exceeds $100,000.00, (ii) the contractor performing such Replacement requires periodic payments pursuant to terms of a written contract, and (iii) Lender has approved in writing in advance such periodic payments, a request for reimbursement from the Replacement Reserve Account may be made after completion of a portion of the work under such contract, provided (A) such contract requires payment upon completion of such portion of the work, (B) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (C) all other conditions in this Agreement for disbursement have been satisfied, (D) funds remaining in the Replacement Reserve Account are, in Lender’s judgment, sufficient to complete such Replacement and other Replacements when required, and (E) if required by Lender, each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

(f)

Borrower shall not make a request for disbursement from the Replacement Reserve Account more frequently than once in any calendar month and (except in connection with the final disbursement) the total cost of all Replacements in any request shall not be less than $5,000.00.

(g)

Notwithstanding anything to the contrary contained in this Section 7.3, upon the occurrence of a Permitted Paydown Event, all funds then held by Lender in the Replacement Reserve Account will be applied towards payment by Borrower of the Permitted Paydown Amount in accordance with Section 2.4.1(c) of this Agreement.

7.3.3

Performance of Replacements.

(a)

Borrower shall make Replacements when required in order to keep the Property in condition and repair consistent with other comparable properties in the same market segment in the metropolitan area in which the Property is located, and to keep the Property or any portion thereof from deteriorating.  Borrower shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement.

(b)

Lender reserves the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing

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labor or materials under contracts for an amount in excess of $100,000 in connection with the Replacements.  Upon Lender’s request, Borrower shall assign any contract or subcontract to Lender.

(c)

In the event Lender determines in its reasonable discretion that any Replacement is not being performed in a workmanlike or timely manner or that any Replacement has not been completed in a workmanlike or timely manner, and such failure continues to exist for more than thirty (30) days after notice from Lender to Borrower, Lender shall have the option to withhold disbursement for such unsatisfactory Replacement and to proceed under existing contracts or to contract with third parties to complete such Replacement and to apply the Replacement Reserve Fund toward the labor and materials necessary to complete such Replacement, without providing any prior notice to Borrower and to exercise any and all other remedies available to Lender upon an Event of Default hereunder.

(d)

In order to facilitate Lender’s completion or making of such Replacements pursuant to Section 7.3.3(c) above, Borrower grants Lender the right to enter onto the Property and perform any and all work and labor necessary to complete or make such Replacements and/or employ watchmen to protect the Property from damage, subject to the rights of Tenants.  All sums so expended by Lender, to the extent not from the Replacement Reserve Fund, shall be deemed to have been advanced under the Loan to Borrower and secured by the Mortgage.  For this purpose Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake such Replacements in the name of Borrower.  Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked but shall only be effective following an Event of Default.  Borrower empowers said attorney-in-fact as follows:  (i) to use any funds in the Replacement Reserve Account for the purpose of making or completing such Replacements; (ii) to make such additions, changes and corrections to such Replacements as shall be necessary or desirable to complete such Replacements; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Property, or as may be necessary or desirable for the completion of such Replacements, or for clearance of title; (v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement.

(e)

Nothing in this Section 7.3.3 shall:  (i) make Lender responsible for making or completing any Replacements; (ii) require Lender to expend funds in addition to the Replacement Reserve Fund to make or complete any Replacement; (iii) obligate Lender to proceed with any Replacements; or (iv) obligate Lender to demand from Borrower additional sums to make or complete any Replacement.

(f)

Borrower shall permit Lender and Lender’s agents and representatives (including, without limitation, Lender’s engineer, architect, or inspector) or third parties making Replacements pursuant to this Section 7.3.3 to enter onto the Property during normal business hours (subject to the rights of Tenants under their Leases) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and

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shop drawings relating to such Replacements which are or may be kept at the Property, and to complete any Replacements made pursuant to this Section 7.3.3.  Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender’s representatives or such other persons described above in connection with inspections described in this Section 7.3.3(f) or the completion of Replacements pursuant to this Section 7.3.3.

(g)

Lender may require an inspection of the Property at Borrower’s expense prior to making a monthly disbursement in excess of $10,000 from the Replacement Reserve Account in order to verify completion of the Replacements for which reimbursement is sought.  Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve Account.  Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.

(h)

The Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic’s, materialmen’s or other liens (except for those Liens existing on the date of this Agreement which have been approved in writing by Lender).

(i)

Before each disbursement from the Replacement Reserve Account, Lender may require Borrower to provide Lender with a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic’s or materialmen’s liens or other liens of any nature have been placed against the Property since the date of recordation of the related Mortgage and that title to the Property is free and clear of all Liens (other than the lien of the related Mortgage and any other Liens previously approved in writing by Lender, if any).

(j)

All Replacements shall comply with all applicable Legal Requirements of all Governmental Authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

(k)

In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workmen’s compensation insurance, builder’s risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Replacement.  All such policies shall be in form and amount reasonably satisfactory to Lender.  All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed.  Certified copies of such policies shall be delivered to Lender.

7.3.4

Failure to Make Replacements.

(a)

It shall be an Event of Default under this Agreement if Borrower fails to comply with any provision of this Section 7.3 and such failure is not cured within thirty (30) days after notice from Lender; provided, however, if such failure is not capable of being cured within said thirty (30) day period, then provided that Borrower commences action to complete such cure and

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thereafter diligently proceeds to complete such cure, such thirty (30) day period shall be extended for such time as is reasonably necessary for Borrower, in the exercise of due diligence, to cure such failure, but such additional period of time shall not exceed sixty (60) days.  Upon the occurrence of such an Event of Default, Lender may use the Replacement Reserve Fund (or any portion thereof) for any purpose, including but not limited to completion of the Replacements as provided in Section 7.3.3, or for any other repair or replacement to the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion.  Lender’s right to withdraw and apply the Replacement Reserve Fund shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

(b)

Nothing in this Agreement shall obligate Lender to apply all or any portion of the Replacement Reserve Fund on account of an Event of Default to payment of the Debt or in any specific order or priority.

7.3.5

Balance in the Replacement Reserve Account.

 The insufficiency of any balance in the Replacement Reserve Account shall not relieve Borrower from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

Section 7.4

Rollover Reserve.

7.4.1

Deposits to Rollover Reserve Fund.

 Borrower shall pay to Lender (a) on the Closing Date an initial deposit and (b) on each Payment Date thereafter $11,800.00 (the “Rollover Reserve Monthly Deposit”), which amounts shall be deposited with and held by Lender for tenant improvement and leasing commission obligations incurred following the date hereof.  Amounts so deposited shall hereinafter be referred to as the “Rollover Reserve Fund” and the account to which such amounts are held shall hereinafter be referred to as the “Rollover Reserve Account”.  Notwithstanding the aforementioned, the aggregate amount of the Rollover Reserve Fund shall not exceed $283,200.00 in the aggregate (the “Rollover Reserve Cap”) on any Payment Date (after giving effect to the payment of the Rollover Reserve Monthly Deposit) and accordingly, to the extent a Rollover Reserve Monthly Deposit would result in the aggregate amount of Rollover Reserve Funds in the Rollover Reserve Account to exceed the Rollover Reserve Cap, such Rollover Reserve Monthly Deposit shall be decreased by an amount equal to such excess.  Notwithstanding anything to the contrary contained in this Section 7.4.1, upon the occurrence of a Permitted Paydown Event and so long as no Event of Default has occurred and is continuing, Lender shall waive the requirement set forth herein for Borrower to make the Rollover Reserve Monthly Deposit.

7.4.2

Withdrawal of Rollover Reserve Funds.

   Lender shall make disbursements from the Rollover Escrow Fund for tenant improvement and leasing commission obligations incurred by Borrower.  All such expenses shall be approved by Lender in its sole discretion.  Lender shall make disbursements as requested by Borrower on a quarterly basis in increments of no less than $5,000.00 upon delivery by Borrower of Lender’s standard form of draw request accompanied by copies of paid invoices for the amounts requested and, if required by Lender, lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment.  Lender may require an inspection of the Property at Borrower’s expense prior to making a quarterly disbursement in order to verify completion of improvements for

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which reimbursement is sought.  Notwithstanding anything to the contrary contained in this Section 7.4, upon the occurrence of a Permitted Paydown Event, all funds then held by Lender in the Rollover Reserve Account will be applied towards payment by Borrower of the Permitted Paydown Amount in accordance with Section 2.4.1(c) of this Agreement.

Section 7.5

Excess Cash Flow Reserve Fund.

7.5.1

Deposits to Excess Cash Flow Reserve Fund.

  During a Cash Sweep Period, Borrower shall deposit with Lender all Excess Cash Flow in the Cash Management Account, which shall be held by Lender as additional security for the Loan and amounts so held shall be hereinafter referred to as the “Excess Cash Flow Reserve Fund” and the account to which such amounts are held shall hereinafter be referred to as the “Excess Cash Flow Reserve Account”.

7.5.2

Release of Excess Cash Flow Reserve Funds.

  Upon the occurrence of a Cash Sweep Event Cure, all Excess Cash Flow Reserve Funds shall be deposited into the Lockbox Account to be disbursed in accordance with Section 2.7.1 hereof.  Any Excess Cash Flow Reserve Funds remaining after the Debt has been paid in full shall be paid to Borrower.

Section 7.6

Reserve Funds, Generally.

(a)

Borrower grants to Lender a first-priority perfected security interest in each of the Reserve Funds and any and all monies now or hereafter deposited in each Reserve Fund as additional security for payment of the Debt.  Until expended or applied in accordance herewith, the Reserve Funds shall constitute additional security for the Debt.

(b)

Upon the occurrence of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Funds to the payment of the Debt in any order in its sole discretion.  In addition, if an Event of Default shall exist, Borrower shall not be entitled to disbursements from any Reserve Fund.

(c)

The Reserve Funds shall not constitute trust funds and may be commingled with other monies held by Lender.  The Reserve Funds shall be held in an Eligible Account in Permitted Investments as directed by Lender or Lender’s Servicer.  All interest earned on a Reserve Fund shall accrue in such Reserve Fund for the benefit of Lender. Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to the interest earned on the Reserve Funds credited or paid to Borrower.

(d)

Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Reserve Fund or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

(e)

Neither Lender nor Lender’s Servicer shall be liable for any loss sustained on the investment of any funds constituting the Reserve Funds unless occasioned by the gross negligence or willful misconduct of Lender and/or Lender’s Servicer, as applicable.  Borrower shall indemnify Lender and Servicer and hold Lender and Servicer harmless from and against

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any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys’ fees and expenses) arising from or in any way connected with the Reserve Funds or the performance of the obligations for which the Reserve Funds were established unless occasioned by the gross negligence or willful misconduct of Lender and/or Lender’s Servicer, as applicable, provided, however, it being acknowledged and agreed that any default in the payment under a Permitted Investment shall not constitute the gross negligence or willful misconduct of Lender and/or Lender’s Servicer.  Borrower shall assign to Lender all rights and claims Borrower may have against all persons or entities supplying labor, materials or other services which are to be paid from or secured by the Reserve Funds; provided, however, that Lender may not pursue any such right or claim unless an Event of Default has occurred and remains uncured.

(f)

The required monthly deposits into the Reserve Funds and the Monthly Debt Service Payment Amount, shall be added together and shall be paid as an aggregate sum by Borrower to Lender.

(g)

Any amount remaining in the Reserve Funds after the Debt has been paid in full shall be returned to Borrower.

ARTICLE VIII - DEFAULTS

Section 8.1

Event of Default.

(a)

Each of the following events shall constitute an event of default hereunder (an “Event of Default”):

(i)

if any portion of the Debt is not paid when due, except, with respect to the payment of the Monthly Debt Service Payment Amount during a Cash Sweep Period, to the extent there are sufficient funds in the Cash Management Agreement to pay such Monthly Debt Service Payment Amount when due;

(ii)

if any of the Taxes or Other Charges are not paid prior to the date when the same become delinquent, except to the extent that (x) Borrower is contesting the same in accordance with the terms of Section 5.1.2 hereof, or (y) during a Cash Sweep Period caused solely by a DSCR Cash Sweep Trigger Event, there are sufficient funds in the Cash Management Account to pay such Taxes or Other Charges and Lender fails to or refuses to release the same from to the extent required under this Agreement;

(iii)

if the Policies are not kept in full force and effect, or if certified copies of the Policies are not delivered to Lender within ten (10) days of request;

(iv)

if Borrower Transfers or otherwise encumbers any portion of the Property without Lender’s prior written consent (to extent such consent is required) or otherwise violates any of the provisions of this Agreement and Article 6 of the Mortgage;

(v)

if any representation or warranty made by Borrower herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument,

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agreement or document furnished to Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made;

(vi)

if Borrower or Principal shall make an assignment for the benefit of creditors;

(vii)

if a receiver, liquidator or trustee shall be appointed for Borrower or Principal or any other guarantor under any guarantee issued in connection with the Loan or if Borrower or Principal shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or Principal, or if any proceeding for the dissolution or liquidation of Borrower or Principal shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or Principal upon the same not being discharged, stayed or dismissed within ninety (90) days;

(viii)

if Borrower attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

(ix)

if Guarantor or any guarantor or indemnitor under any guaranty or indemnity issued in connection with the Loan shall make an assignment for the benefit of creditors or if a receiver, liquidator or trustee shall be appointed for Guarantor or any guarantor or indemnitor under any guarantee or indemnity issued in connection with the Loan or if Guarantor or such other guarantor or indemnitor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Guarantor or such other guarantor or indemnitor, or if any proceeding for the dissolution or liquidation of Guarantor or such other guarantor or indemnitor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Guarantor or such other guarantor or indemnitor, upon the same not being discharged, stayed or dismissed within ninety (90) days; provided, further, however, it shall be at Lender’s option to determine whether any of the foregoing shall be an Event of Default;

(x)

if Borrower breaches any covenant contained in Section 4.1.30 hereof or any negative covenant contained in Section 5.2 hereof;

(xi)

with respect to any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period, if Borrower shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period;

(xii)

if any of the assumptions contained in the Insolvency Opinion delivered to Lender in connection with the Loan, or in any Additional Insolvency Opinion delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect;

(xiii)

intentionally omitted;

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(xiv)

if Borrower shall continue to be in Default under any of the terms, covenants or conditions of Section 9.1 hereof, or fails to cooperate with Lender in connection with a Securitization pursuant to the provisions of Section 9.1 hereof, for three (3) days after notice to Borrower from Lender;

(xv)

if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xiv) above, for ten (10) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Borrower shall have commenced to cure such Default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed ninety (90) days; or

(xvi)

if there shall be default under any of the other Loan Documents beyond any applicable cure periods contained in such documents, whether as to Borrower or the Property, or if any other such event shall occur or condition shall exist, if the effect of such default, event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt.

(b)

Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and the Property, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and any or all of the Property, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi), (vii) or (viii) above, the Debt and Other Obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

Section 8.2

Remedies.

(a)

Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any part of the Property.  Any such actions taken by Lender shall be cumulative and concurrent and may be

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pursued independently, singularly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.  Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Lender is not subject to any “one action” or “election of remedies” law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and the Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

(b)

With respect to Borrower and the Property, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to the Property for the satisfaction of any of the Debt in any preference or priority, and Lender may seek satisfaction out of the Property, or any part thereof, in its absolute discretion in respect of the Debt.  In addition, to the extent permitted by applicable law, Lender shall have the right from time to time to partially foreclose the Mortgage in any manner and for any amounts secured by the Mortgage then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances:  (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose the Mortgage to recover such delinquent payments or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose the Mortgage to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by the Mortgage as Lender may elect.  Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Mortgage to secure payment of sums secured by the Mortgage and not previously recovered.

(c)

Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the “Severed Loan Documents”) in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder.  Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender.  Borrower hereby absolutely and irrevocably appoints Lender following the occurrence of an Event of Default as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to Borrower by Lender of Lender’s intent to exercise its rights under such power.  Borrower shall be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents and the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

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(d)

As used in this Section 8.2, a “foreclosure” shall include, without limitation, any sale by power of sale

Section 8.3

Remedies Cumulative; Waivers.

 The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise.  Lender’s rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender’s sole discretion.  No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient.  A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

ARTICLE IX - SPECIAL PROVISIONS

Section 9.1

Securitization.

9.1.1

Sale of Notes and Securitization.

(a)

Borrower acknowledges and agrees that Lender may sell all or any portion of the Loan and the Loan Documents, or issue one or more participations therein, or consummate one or more private or public securitizations of rated single- or multi-class securities (the “Securities”) secured by or evidencing ownership interests in all or any portion of the Loan and the Loan Documents or a pool of assets that include the Loan and the Loan Documents (such sales, participations and/or securitizations, collectively, a “Securitization”).

(b)

At the request of Lender, and to the extent not already required to be provided by or on behalf of Borrower under this Agreement, Borrower shall use reasonable efforts to provide information not in the possession of Lender or which may be reasonably required by Lender or take other actions reasonably required by Lender, in each case in order to satisfy the market standards to which Lender customarily adheres or which may be reasonably required by prospective investors and/or the Rating Agencies in connection with any such Securitization.  Lender shall have the right to provide to prospective investors and the Rating Agencies any information in its possession, including, without limitation, financial statements relating to Borrower, Guarantors, if any, Mezzanine Borrower, if any, the Property and any Tenant of the Improvements.  Borrower acknowledges that certain information regarding the Loan and the parties thereto and the Property may be included in a private placement memorandum, prospectus or other disclosure documents (the “Disclosure Documents”).  Borrower agrees that each of Borrower, Principal, Guarantor, Mezzanine Borrower, if any, and their respective officers and representatives, shall, at Lender’s request, at its sole cost and expense, cooperate with Lender’s efforts to arrange for a Securitization in accordance with the market standards to which Lender customarily adheres and/or which may be required by prospective investors and/or the Rating Agencies in connection with any such Securitization.  Borrower, Principal, Guarantor and Mezzanine Borrower, if any, agree to review, at Lender’s request in connection with the

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Securitization, the Disclosure Documents as such Disclosure Documents relate to Borrower, Principal, Guarantor, the Mezzanine Borrower, if any, the Property and the Loan, including without limitation, the sections entitled “Risk Factors,” “Special Considerations,” “Description of the Mortgage,” “Description of the Mortgage Loan and Mortgaged Property,” “The Manager,” “The Borrower,” and “Certain Legal Aspects of the Mortgage Loan,” and at Lender’s request shall confirm that the factual statements and representations contained in such sections and such other information in the Disclosure Documents (to the extent such information relates to, or is based on, or includes any information regarding the Property, Borrower, Guarantor, the Mezzanine Borrower, if any, Manager and/or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

(c)

Borrower agrees to make upon Lender’s written request, without limitation, all structural or other changes to the Loan (including delivery of one or more new component notes to replace the original note or modify the original note to reflect multiple components of the Loan and such new notes or modified note may have different interest rates and amortization schedules), modifications to any documents evidencing or securing the Loan, creation of one or more mezzanine loans (including amending Borrower’s organizational structure to provide for one or more mezzanine borrowers), delivery of opinions of counsel acceptable to the Rating Agencies or potential investors and addressing such matters as the Rating Agencies or potential investors may require; provided, however, that in creating such new notes or modified notes or mezzanine notes Borrower shall not be required to modify (i) the initial weighted average interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the aggregate amortization of principal of the Note, (iv) any other material economic term of the Loan, or (v) decrease the time periods during which Borrower is permitted to perform its obligations under the Loan Documents.  Notwithstanding Lender’s agreement that the initial weighted average interest rate payable under the Note shall not change, Borrower acknowledges (1) that such new notes or modified notes or mezzanine notes may, in connection with the application of principal to such new notes or modified note, subsequently cause the weighted average coupon of such new notes or modified notes or mezzanine notes to change, and (2) that Lender may apply principal, interest rates and amortization of the Loan between such new components in a manner specified by Lender in its sole discretion such that the pricing and marketability of the Securities and the size of each class of Securities and the rating assigned to each such class by the Rating Agencies shall provide the most favorable rating levels and achieve the optimum bond execution for the Loan.  In connection with the foregoing, Borrower covenants and agrees to modify the Cash Management Agreement to reflect the newly created components and/or mezzanine loans.

(d)

Intentionally omitted.

(e)

If requested by Lender, Borrower shall provide Lender, promptly upon request, with any financial statements, or financial, statistical or operating information, as Lender shall determine to be required pursuant to Regulation AB under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any amendment, modification or replacement thereto or other legal requirements in connection with any private placement memorandum, prospectus or other disclosure documents or any filing pursuant to the Exchange Act in connection with the Securitization or as shall otherwise be reasonably requested by Lender.

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9.1.2

Securitization Costs.

 All reasonable third party costs and expenses incurred by Borrower in connection with Borrower’s complying with requests made under this Section 9.1 (including, without limitation, the fees and expenses of the Rating Agencies and the payment of any mortgage recording taxes and title insurance premiums) shall be paid by Borrower; provided, however, that after the occurrence of a Permitted Paydown Event and so long as no Event of Default has occurred and is continuing, all reasonable third party costs and expenses incurred by Borrower and Guarantors in connection with Borrower’s complying with requests made under Section 9.1(c) shall be paid by Lender; further, provided, that notwithstanding anything to the contrary contained herein, the cooperation by Borrower set forth in Section 9.1.1(b) shall be at no out of pocket cost to Borrower.

Section 9.2

Intentionally Omitted.

Section 9.3

Exculpation.

 Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Agreement, the Mortgage or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under the Note, this Agreement, the Mortgage and the other Loan Documents, or in the Property, the Rents, or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in the Property, in the Rents and in any other collateral given to Lender, and Lender, by accepting the Note, this Agreement, the Mortgage and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with the Note, this Agreement, the Mortgage or the other Loan Documents.  The provisions of this Section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Mortgage; (c) affect the validity or enforceability of or any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of any assignment of leases contained in the Mortgage; (f) constitute a prohibition against Lender to seek a deficiency judgment against Borrower (but not Guarantor) in order to fully realize the security granted by the Mortgage or to commence any other appropriate action or proceeding in order for Lender to exercise its remedies against the Property; or (g) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys’ fees and expenses reasonably incurred) arising out of or in connection with the following:

(i)

fraud or intentional misrepresentation by Borrower, Principal or Guarantor in connection with the Loan;

(ii)

the gross negligence or willful misconduct of Borrower, Principal or Guarantor;

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(iii)

material physical waste of the Property;

(iv)

the removal or disposal of any portion of the Property after an Event of Default;

(v)

the misapplication or conversion by Borrower, Principal or Guarantor of (A) any Insurance Proceeds paid by reason of any loss, damage or destruction to the Property which are not applied by Borrower in accordance with this Agreement, (B) any Awards received in connection with a Condemnation of all or a portion of the Property which are not applied by Borrower in accordance with this Agreement, (C) any Rents following an Event of Default, or (D) any Rents paid more than one month in advance;

(vi)

failure to pay charges for labor or materials or other charges or judgments  that can create Liens on any portion of the Property (other than resulting from Lender’s failure to pay Taxes from the Tax and Insurance Escrow Fund provided that (A) no other Event of Default shall then exist, (B) each of Borrower has performed all of its respective obligations under Sections 5.1.2 and 7.2 hereof, and (C) sufficient funds are then on deposit therein and such funds are allocated for the payment of such Taxes), provided, that, if (i) such Lien is fully bonded to the satisfaction of Lender (which bond shall create no obligations on the part of Borrower), and (ii) such Lien is discharged of record, Borrower shall not have any liability to Lender for such Lien under this Section 9.3;

(vii)

failure to appoint a new property manager upon the request of Lender as permitted under this Agreement; or

(viii)

any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof.

Notwithstanding anything to the contrary in this Agreement, the Note or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to Borrower (i) in the event of: (a) Borrower or Principal filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (b) the filing of an involuntary petition against Borrower or Principal under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law in which Borrower, Principal or Guarantor colludes with, or otherwise assists such Person, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower or Principal from any Person; (c) Borrower or Principal filing an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (d) Borrower or Principal consenting to or acquiescing in or joining in an application for the appointment of a custodian,

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receiver, trustee, or examiner for Borrower or Principal or any portion of the Property; (e) Borrower or Principal making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; (ii) if the first full monthly payment of principal and interest under the Note not being paid within five (5) days of notice that such payment is late (provided, however, that such grace period relates only to the recourse trigger described in this paragraph); (iii) if Borrower fails to permit on-site inspections of the Property (subject to the rights of tenants), or fails to provide financial information subject to any applicable cure period (except for financial information required to be delivered by a tenant pursuant to the applicable Lease that has not been delivered to Borrower, provided Borrower has requested such financial information from such tenant); (iv) if Borrower fails to maintain its status as a Special Purpose Entity, breaches any representation or fails to comply with any warranty or covenant set forth in Section 4.1.30 hereof; (v) if Borrower or any Principal fails to obtain Lender’s prior written consent (to extent such consent is required) to any Indebtedness or other voluntary Lien; or (vi) if Borrower fails to obtain Lender’s prior written consent (to extent such consent is required) to any Transfer as required by this Agreement or the Mortgage.  Notwithstanding the provision set forth in clause (v) of this paragraph, a voluntary Lien other than a Lien securing an extension of credit filed against the Property shall not constitute a full recourse trigger for purposes of this paragraph provided such Lien (A) is fully bonded to the satisfaction of Lender and discharged of record within ninety (90) days of filing, or (B) within such ninety (90) day period, Lender receives affirmative title insurance from the title insurance company insuring the lien of the Mortgage that such Lien is subject and subordinate to the lien of the Mortgage and no enforcement action is commenced by the applicable Lien holder.  Upon the satisfaction of the conditions set forth in the preceding sentence with respect to the recourse trigger described in clause (v) above, or the acceptance by Lender of any cure by Borrower of a recourse trigger described in clauses (ii), (iii) or (vi) above (which Lender is not obligated to accept and may reject or accept in its sole and absolute discretion), the Debt shall no longer be fully recourse to Borrower solely as a result of such trigger, provided, however, Borrower shall remain liable to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with such trigger.  Notwithstanding the foregoing, provided that any natural person serving as an Independent Director has agreed in writing that it is not, and will not become, a stockholder in Borrower, Guarantor or any Affiliate, the disqualification of such person from serving as an Independent Director because (1) such person became a stockholder in Guarantor or any publicly held Affiliate of Borrower or Guarantor without the knowledge or consent of Borrower, Guarantor or the applicable Affiliate, or (2) a member of such natural person’s immediate family is, or became, a stockholder in Guarantor or any publicly held Affiliate of Borrower or Guarantor without the knowledge or consent of Borrower, Guarantor or the applicable Affiliate, shall not trigger recourse under this Section 9.3 provided Borrower, upon obtaining knowledge of such person’s ineligibility to serve as an Independent Director, promptly causes such person to resign and replaces such person with an eligible Independent Director in accordance with the terms hereof.

Section 9.4

Matters Concerning Manager.

  If (a) an Event of Default hereunder has occurred and remains uncured, (b) Manager shall become subject to a Bankruptcy Action, (c) a default occurs under the Management Agreement (beyond any applicable cure period), or (d) Manager is not managing the Property in accordance with the management practices of nationally recognized management companies managing similar properties in locations

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comparable to those of the Property, Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a Qualified Manager pursuant to a Replacement Management Agreement, it being understood and agreed that the management fee for such Qualified Manager shall not exceed then prevailing market rates.  If such new Qualified Manager is an Affiliate of Borrower, Borrower shall provide an Additional Insolvency Opinion. In addition and without limiting the rights of Lender hereunder or under any of the other Loan Documents, in the event that (i) the Management Agreement is terminated, (ii) the Manager no longer manages the Property, or (iii) a receiver, liquidator or trustee shall be appointed for Manager or if Manager shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Manager, or if any proceeding for the dissolution or liquidation of Manager shall be instituted, then Borrower (at Borrower’s sole cost and expense) shall immediately, in its name, establish new deposit accounts separate from any other Person with a depository satisfactory to Lender into which all Rents and other income from the Property shall be deposited and shall grant Lender a first priority security interest in such account pursuant to documentation satisfactory in form and substance to Lender.

Section 9.5

Servicer.

 At the option of Lender, the Loan may be serviced by a master servicer, primary servicer, special servicer and/or trustee (any such master servicer, primary servicer, special servicer, and trustee, together with its agents, nominees or designees, are collectively referred to as “Servicer”) selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to Servicer pursuant to a pooling and servicing agreement, servicing agreement, special servicing agreement  or other agreement providing for the servicing of one or more mortgage loans (collectively, the “Servicing Agreement”) between Lender and Servicer.  Notwithstanding the foregoing, Borrower shall promptly reimburse Lender on demand for the following costs and expenses payable by Lender to Servicer as a result of the Loan becoming specially serviced: (i) any liquidation fees that are due and payable to Servicer under the Servicing Agreement in connection with the exercise of any or all remedies permitted under this Agreement, (ii) any workout fees and special servicing fees that are due and payable to Servicer under the Servicing Agreement, which fees may be due and payable under the Servicing Agreement  on a periodic or continuing basis, and (iii) the costs of all property inspections and/or appraisals of the Properties (or any updates to any existing inspection or appraisal) that Servicer may be required to obtain (other than the cost of regular annual inspections required to be borne by Servicer under the Servicing Agreement).  Provided no Event of Default shall exist, if Servicer proposes to transfer the servicing of the Loan to a Servicer that is a special servicer based on Servicer’s judgment that a Default in the payment of Debt Service is reasonably foreseeable, Servicer shall use good faith efforts to consult with Borrower before transferring the servicing of the Loan, except in those instances in which Servicer determines in its sole discretion that the failure to so transfer the servicing of the Loan would materially and adversely affect the holders of the Securities, and Borrower acknowledges and agrees that any such consultation shall be conducted on a non-binding basis and any decision by Servicer to transfer the Loan to a special servicer shall be final and binding on, and shall not be subject to challenge by, Borrower.

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ARTICLE X - MISCELLANEOUS

Section 10.1

Survival.

 This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party.  All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

Section 10.2

Lender’s Discretion.

 Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

Section 10.3

Governing Law.

(a)

THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE

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OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  BORROWER DOES HEREBY DESIGNATE AND APPOINT:

CT Corporation System

111 8th Avenue

New York, New York 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

Section 10.4

Modification, Waiver in Writing.

 No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.  Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

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Section 10.5

Delay Not a Waiver.

 Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.  In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

Section 10.6

Notices.

 All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:

JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, New York 10179
Attention:  Joseph E. Geoghan
Facsimile No.: (212) 272-7047

with a copy to:

JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, New York 10179
Attention:  Nancy Alto
Facsimile No.: (212) 623-4779

with an additional copy to:

Katten Muchin Rosenman LLP
550 South Tryon Street, Ste. 2900
Charlotte, North Carolina  28202-4213
Attention:  Daniel S. Huffenus, Esq.
Facsimile No.:  (704) 344-3056

If to Borrower:

c/o Inland Diversified Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, IL  60523
Attention:  Barry L. Lazarus
Facsimile No.:  (630) 645-2070

With a copy to:

The Inland Real Estate Group, Inc./Law Department.
2901 Butterfield Road

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Oak Brook, IL  60523
Attention:  General Counsel
Facsimile No.:  (630) 218-4900

A notice shall be deemed to have been given:  in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

Section 10.7

Trial by Jury.

  EACH OF BORROWER AND LENDER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  EACH OF BORROWER AND LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

Section 10.8

Headings.

 The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 10.9

Severability.

 Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 10.10

Preferences.

 Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder.  To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

Section 10.11

Waiver of Notice.

 Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the

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other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice.  Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

Section 10.12

Remedies of Borrower.

 In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower’s sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment.  The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

Section 10.13

Expenses; Indemnity.

(a)

Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender upon receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property); (ii) Borrower’s ongoing performance of and compliance with Borrower’s respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (iii) Lender’s ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date (except for those costs and expenses expressly assumed herein or in the other Loan Documents by Lender); (iv) except as otherwise provided in this Agreement, the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters reasonably requested by Lender; (v) securing Borrower’s compliance with any requests made pursuant to the provisions of this Agreement; (vi) the filing and recording fees and expenses, title insurance and fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Lien in favor of Lender pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (viii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property (including, without limitation, any reasonable and customary fees incurred by Servicer that is a master servicer or Servicer in connection with the transfer of the

90526285v7

Loan to a Servicer that is a special servicer prior to or following a Default or an Event of Default) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender.  Any cost and expenses due and payable to Lender may be paid from any amounts in the Lockbox Account or Cash Management Account, as applicable.

(b)

Borrower shall indemnify, defend and hold harmless the Indemnified Party from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Indemnified Party shall be designated a party thereto), that may be imposed on, incurred by, or asserted against the Indemnified Party in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the “Indemnified Liabilities”); provided, however, that Borrower shall not have any obligation to the Indemnified Party hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of the Indemnified Party.  To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnified Party.

(c)

Borrower covenants and agrees to pay for or, if Borrower fails to pay, to reimburse Lender for, any fees and expenses incurred by any Rating Agency in connection with any Rating Agency review of the Loan, the Loan Documents or any transaction contemplated thereby or any consent, approval, waiver or confirmation obtained from such Rating Agency pursuant to the terms and conditions of this Agreement or any other Loan Document and Lender shall be entitled to require payment of such fees and expenses as a condition precedent to the obtaining of any such consent, approval, waiver or confirmation.

Section 10.14

Schedules Incorporated.

 The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

Section 10.15

Offsets, Counterclaims and Defenses.

 Any assignee of Lender’s interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

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Section 10.16

No Joint Venture or Partnership; No Third Party .Beneficiaries.

(a)

Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender.  Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender.

(b)

This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein.  All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender’s sole discretion, Lender deems it advisable or desirable to do so.

Section 10.17

Publicity.

 All news releases, publicity or advertising by Borrower or its Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, JPMorgan Chase Bank, N.A. or any of their Affiliates shall be subject to the prior written approval of Lender and JPMorgan Chase Bank, N.A. in their sole discretion.  All news releases, publicity or advertising by Lender through any media intended to reach the general public which refers solely to the Borrower or to the Loan made by the Lender to the Borrower shall be subject to the prior written approval of Borrower, provided however, the foregoing shall not apply to Provided Information included in disclosure documents in connection with a Securitization.

Section 10.18

Waiver of Marshalling of Assets.

 To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower’s partners and others with interests in Borrower, and of the Property, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever.

Section 10.19

Waiver of Counterclaim.

 Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

Section 10.20

Conflict; Construction of Documents; Reliance.

 In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control.  The parties hereto acknowledge that they were

90526285v7

represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.  Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender.  Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender’s exercise of any such rights or remedies.  Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

Section 10.21

Brokers and Financial Advisors.

 Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement.  Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender’s attorneys’ fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or Lender in connection with the transactions contemplated herein.  The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the payment of the Debt.

Section 10.22

Prior Agreements.

 This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and Lender are superseded by the terms of this Agreement and the other Loan Documents.  Notwithstanding the foregoing, Borrower and Lender agree that the terms of the Rate Lock Agreement shall survive after the Closing Date in accordance with its terms.

Section 10.23

Joint and Several Liability.

 If Borrower consists of more than one (1) Person the obligations and liabilities of each Person shall be joint and several.

Section 10.24

Certain Additional Rights of Lender (VCOC).

  Notwithstanding anything to the contrary contained in this Agreement, Lender shall have:

(a)

the right to routinely consult with and advise Borrower’s management regarding the significant business activities and business and financial developments of Borrower; provided, however, that such consultations shall not include discussions of environmental compliance programs or disposal of hazardous substances.  Consultation meetings should occur on a regular basis (no less frequently than quarterly) with Lender having the right to call special meetings at any reasonable times and upon reasonable advance notice;

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(b)

the right, in accordance with the terms of this Agreement, to examine the books and records of Borrower at any reasonable times upon reasonable notice;

(c)

the right, in accordance with the terms of this Agreement, including, without limitation, Section 5.1.11 hereof, to receive monthly, quarterly and year end financial reports, including balance sheets, statements of income, shareholder’s equity and cash flow, a management report and schedules of outstanding indebtedness; and

(d)

the right, without restricting any other rights of Lender under this Agreement (including any similar right), to approve any acquisition by Borrower of any other significant property (other than personal property required for the day to day operation of the Property).

The rights described above in this Section 10.24 may be exercised by any entity which owns and controls, directly or indirectly, substantially all of the interests in Lender.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

INLAND DIVERSIFIED SHREVEPORT REGAL COURT, L.L.C. , a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc.,

a Maryland corporation, its sole member

By:

/s/ Barry L. Lazarus

Name:

Barry L. Lazarus

Title:

President

LENDER:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:

/s/ Steven Hantz

Name: Steven Hantz

Title: Executive Director

90526285v7

JOINDER AGREEMENT

The undersigned (“Joinder Party”) hereby acknowledges and agrees that it has read and reviewed the foregoing Loan Agreement to which this Joinder Agreement has been attached.  Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

Joinder Party hereby covenants, represents, warrants, acknowledges and agrees as follows:

(a)

Joinder Party has read and reviewed the Loan Agreement and is familiar with the terms and provisions thereof.

(b)

Joinder Party covenants and agrees to observe and perform all of the covenants and agreements of Joinder Party contained in Section 9.1 of the Loan Agreement.

(c)

The obligations of Joinder Party under this Joinder Agreement are enforceable against Joinder Party and are not subject to any defenses, offsets or counterclaims.

(d)

The provisions of this Joinder Agreement are for the benefit of Lender.

(e)

THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[remainder of page intentionally left blank]

90526285v7

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

JOINDER PARTY:

INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation

By:

/s/ Barry L. Lazarus
Name:  Barry L. Lazarus
Title:    President

90526285v7

SCHEDULE I

ALTERATION CONDITIONS

Prior to commencement of such Alterations, Borrower shall provide to Lender:

1.

Plans and specifications for such Alterations;

2.

Evidence that Borrower has obtained all necessary municipal approvals;

3.

A budget for such Alterations;

4.

A completion guaranty from Guarantor;

5.

The identity of the contractor(s) engaged in the Alterations, as well as copies of the contracts under which they have been engaged; and

An affidavit certifying that the Alterations comply with all Applicable Laws, and do not violate the terms of any Leases.

Upon commencement of such Alterations, Borrower diligently prosecutes same to completion, or if Borrower elects, to promptly remove such Alterations and restore the Property.

Upon completion (or removal) of such Alterations, Borrower shall provide to Lender:

1.

A certification from a licensed architect or engineer that the Alterations were completed (or removed) in accordance with all applicable approvals and Applicable Laws;

2.

A copy of a final certificate of occupancy with respect to the Alterations (unless certificates of occupancy are not available in the applicable jurisdiction);

3.

Lien waivers or other evidence that all sums due to others as a result of such Alterations have been paid in full;

4.

A revised survey reflecting such Alterations;

Either (a) a date down endorsement to the title policy issued to Lender in connection with the closing of the Loan, without new exceptions and confirming that no subordinate liens exist related to such Alterations, or (b) a so-called “comfort letter” from an independent attorney or title company confirming the foregoing.

SCH. I-1

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SCHEDULE II

(REQUIRED REPAIRS - DEADLINES FOR COMPLETION)

None

SCH. II-1

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SCHEDULE III

(ORGANIZATIONAL CHART OF BORROWER)

SCH. II-1

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SCHEDULE IV

FORM OF CASH MANAGEMENT AGREEMENT

SCH. II-1

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SCHEDULE V

LEASING CONDITIONS

Such proposed Lease:

1.

Complies with restrictions of record, restrictions/exclusives in other Leases and Applicable Law (including zoning laws, regulations and ordinances);

2.

Contains base rent, allowance and other concessions consistent with local market terms;

3.

Contains commercially reasonable terms;

4.

Is subordinate to the Mortgage, and the tenant thereunder agrees to attorn to Lender or any purchaser at a sale by foreclosure or power of sale;

5.

Does not contain any right of first refusal to purchase the Property (or any part thereof) or purchase option for all or part of the Property;

6.

Does not contain any early termination rights (other than termination rights vesting upon a violation of a co-tenancy, casualty or condemnation provision) vesting prior to three (3) years after the Maturity Date;

7.

Does not contain any terms that would materially affect Lender’s rights under the Loan Documents;

8.

Contains a no merger of estates provision; and

9.

Provides that subleases and assignments do not affect tenant’s primary obligations.

SCH. II-1

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